                                     PROSPECTUS

     Berger Institutional Products Trust (the "Trust") is an open-end management investment company. The Trust currently consists of the four diversified series or portfolios named below (individually referred to as a "Fund"). Each Fund has its own investment objective and policies. Shares of the Funds are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

BERGER IPT - SMALL COMPANY GROWTH FUND - The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. In pursuit of that goal, the Fund invests primarily in small companies (market capitalizations of less than $1 billion at the time of initial purchase) with the potential for rapid earnings growth that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

BERGER IPT - 100 FUND - The investment objective of the Berger IPT - 100 Fund is long-term capital appreciation. The Fund pursues its goal by primarily investing in common stocks of established companies regardless of the company's size. The Fund's investment manager seeks companies it believes have good earnings growth potential.

BERGER/BIAM IPT - INTERNATIONAL FUND - The investment objective of the Berger/BIAM IPT - International Fund is long-term capital appreciation. The Fund pursues its goal by investing in a portfolio consisting primarily of common stocks of well-established foreign companies. The investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

BERGER IPT - GROWTH AND INCOME FUND - The primary investment objective of the Berger IPT - Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. To pursue these goals, the Fund invests primarily in securities of well-established, growing companies that have demonstrated a pattern of earnings growth and stability and are also expected to provide current income.

     This Prospectus concisely sets forth information about each of the Funds that a prospective purchaser of a variable insurance contract or plan participant should consider before purchasing a variable contract, allocating contract values to one or more of the Funds or selecting one of the Funds as an investment option under a qualified plan. It should be read carefully in conjunction with any separate account prospectus of the specific insurance product ("Separate Account Prospectus") or qualified plan documents that accompany this Prospectus and retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information, dated May 1, 1998, as it may be amended or supplemented from time to time, is incorporated by reference into this Prospectus in its entirety and is available upon request without charge by writing the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539 or by writing or calling a Participating Insurance Company.

     INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK (INCLUDING BANK OF IRELAND). SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  DATED MAY 1, 1998

                                  Table of Contents

SECTION                                                                          PAGE
-------                                                                          ----
1.   Fee Tables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.   Condensed Financial Information . . . . . . . . . . . . . . . . . . . . . . . .2
3.   Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
4.   Investment Objectives and Policies and Risk Factors . . . . . . . . . . . . . .7
5.   Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
6.   Management and Investment Advice. . . . . . . . . . . . . . . . . . . . . . . 13
7.   Expenses of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
8.   How to Purchase and Redeem Shares in the Funds. . . . . . . . . . . . . . . . 17
9.   How the Net Asset Value Is Determined . . . . . . . . . . . . . . . . . . . . 17
10.  Income Dividends, Capital Gains Distributions and Tax Treatment . . . . . . . 18
11.  Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
12.  Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

1.  FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL FOUR FUNDS)

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                                 0%
---------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividends                      0%
---------------------------------------------------------------------------
Deferred Sales Load                                                     0%
---------------------------------------------------------------------------
Redemption Fees                                                         0%
---------------------------------------------------------------------------
Exchange Fee                                                            0%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                    INVESTMENT                  TOTAL FUND
                                   ADVISORY FEE                  OPERATING
                                  (AFTER WAIVERS            EXPENSES (AFTER
                                        AND         OTHER       WAIVERS AND
                                 REIMBURSEMENTS)^  EXPENSES* REIMBURSEMENTS)^
---------------------------------------------------------------------------
Berger IPT - 100 Fund                 .00%         1.00%        1.00%
---------------------------------------------------------------------------
Berger IPT - Growth and Income        .00%         1.00%        1.00%
 Fund
---------------------------------------------------------------------------
Berger IPT - Small Company            .00%         1.15%        1.15%
 Growth Fund
---------------------------------------------------------------------------
Berger/BIAM IPT -                     .00%         1.20%        1.20%
 International Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------

^ The Funds' investment advisors have voluntarily agreed to waive their advisory fees and have voluntarily reimbursed the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund exceed 1.00%, the normal operating expenses in any fiscal year of the Berger IPT -Small Company Growth Fund exceed 1.15% and the normal operating expenses in any fiscal year of the Berger/BIAM IPT - International Fund exceed 1.20%, of the respective Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Investment Advisory Fee for the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund, the Berger IPT - Small Company Growth Fund and the Berger/BIAM IPT - International Fund would have been 0.75%, 0.75%, 0.90% and 0.90%, respectively, and their Total Fund Operating Expenses would have been 9.18%, 9.62%, 5.81% and 3.83%, respectively.
* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

                                       EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return, and assuming redemption at the end of each time period:

---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years   10 Years
---------------------------------------------------------------------------
Berger IPT - 100 Fund               $10        $32        $55        $122
---------------------------------------------------------------------------
Berger IPT - Growth and Income      $10        $32        $55        $122
 Fund
---------------------------------------------------------------------------
Berger IPT - Small Company          $12        $37        $63        $140
 Growth Fund
---------------------------------------------------------------------------
Berger/BIAM IPT - International     $12*       $38*       $66*       $145*
 Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------

*  Based on estimated expenses for the Fund's first year of operations.

     THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

     The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. THE TABLES AND EXAMPLE ABOVE DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE CHARGES OR EXPENSES ATTRIBUTABLE TO VARIABLE INSURANCE CONTRACTS OR QUALIFIED PLANS INVESTED IN THE FUNDS. PROSPECTIVE INVESTORS SHOULD REFER TO THE APPLICABLE SEPARATE ACCOUNT PROSPECTUS OR QUALIFIED PLAN DOCUMENTS THAT ACCOMPANY THIS PROSPECTUS FOR INFORMATION PERTAINING TO SUCH CONTRACT CHARGES AND EXPENSES. The Funds' expenses are described in greater detail under "Management and Investment Advice" and "Expenses of the Funds."

2.   CONDENSED FINANCIAL INFORMATION

     Following are tables setting forth certain financial highlights of each Fund. The information has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated by reference from the Funds' 1997 Annual Report into the Statement of Additional Information. Additional performance information is contained in the Funds' most recent Annual Report dated December 31, 1997, which may be obtained upon request and without charge by calling the Funds at 1-800-706-0539 or by calling a Participating Insurance Company.

                                BERGER IPT - 100 FUND

                                 FINANCIAL HIGHLIGHTS

                                                               FOR A SHARE
                                                               OUTSTANDING
                                                           THROUGHOUT THE YEAR
                                                           ENDED DECEMBER 31,
                                                         ----------------------
                                                          1997        1996*
                                                         --------    -------
Net asset value, beginning of period  . . . . . . . . .  $   10.39     $10.00
                                                         ----------   --------
Income (loss) from investment operations:

     Net investment income (loss) . . . . . . . . . . .        .01        .03

     Net realized and unrealized gains (losses) on
          securities  . . . . . . . . . . . . . . . . .       1.39        .36
                                                         ----------   --------
Total from investment operations  . . . . . . . . . . .       1.40        .39
                                                         ----------   --------
Less distributions:

     Dividends (from net investment income) . . . . . .       (.04)      0.00

     Distributions (from capital gains) . . . . . . . .       (.64)      0.00
                                                         ----------   --------
Total distributions . . . . . . . . . . . . . . . . . .       (.68)      0.00
                                                         ----------   --------
Net asset value, end of period  . . . . . . . . . . . .  $   11.11    $ 10.39
                                                         ----------   --------
                                                         ----------   --------
Total Return(1) . . . . . . . . . . . . . . . . . . . .      13.76%      3.90%(4)

Ratios/Supplemental Data:

Net assets, end of period   . . . . . . . . . . . . . .  $1,233,892   $331,296

Net expense ratio to average net assets . . . . . . . .        .88%       .93%(2)

Ratio of net income (loss) to average net assets. . . .        .51%       .50%(2)

Gross expenses to average net assets(3) . . . . . . . .       9.18%      7.69%(2)

Portfolio turnover rate.  . . . . . . . . . . . . . . .        246%        56%(4)

Average commission rate.  . . . . . . . . . . . . . . .  $  0.0600    $ .0590

*   For the period May 1, 1996 (commencement of operations) to December 31,
    1996.
(1) Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.
(2) Annualized.
(3) During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.
(4) Based on operations for the period shown and accordingly, is not representative of a full year.

                         BERGER IPT - GROWTH AND INCOME FUND

                                 FINANCIAL HIGHLIGHTS


                                                                FOR A SHARE
                                                                OUTSTANDING
                                                            THROUGHOUT THE YEAR
                                                             ENDED DECEMBER 31,
                                                           ----------------------
                                                              1997         1996*
                                                           ----------    --------
Net asset value, beginning of period  . . . . . . . . .    $    11.14    $  10.00
                                                           ----------    --------
Income (loss) from investment operations:

     Net investment income (loss) . . . . . . . . . . .           .01         .10

     Net realized and unrealized gains (losses) on
          securities  . . . . . . . . . . . . . . . . .          2.75        1.04
                                                           ----------    --------
Total from investment operations  . . . . . . . . . . .          2.76        1.14
                                                           ----------    --------
Less distributions:

     Dividends (from net investment income) . . . . . .          (.10)        .00

     Distributions (from capital gains) . . . . . . . .          (.39)        .00

     Distributions in excess of capital gains . . . . .          (.02)        .00
                                                           ----------    --------
Total distributions . . . . . . . . . . . . . . . . . .          (.51)        .00
                                                           ----------    --------
Net asset value, end of period  . . . . . . . . . . . .    $    13.39     $ 11.14
                                                           ----------    --------
                                                           ----------    --------
Total Return(1) . . . . . . . . . . . . . . . . . . . .         24.99%     11.40%(4)

Ratios/Supplemental Data:

Net assets, end of period   . . . . . . . . . . . . . .    $1,501,118    $344,373

Net expense ratio to average net assets . . . . . . . .           .87%       .94%(2)

Ratio of net income (loss) to average net assets  . . .          1.39%      1.80%(2)

Gross expenses to average net assets(3) . . . . . . . .          9.62%      7.70%(2)

Portfolio turnover rate . . . . . . . . . . . . . . . .           215%        60%(4)

Average commission rate . . . . . . . . . . . . . . . .    $   0.0605    $ 0.0756

*    For the period May 1, 1996 (commencement of operations) to December 31,
     1996.
(1) Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.
(2)  Annualized.
(3) During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated.
     Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.
(4) Based on operations for the period shown and accordingly, is not representative of a full year.

                        BERGER IPT - SMALL COMPANY GROWTH FUND

                                 FINANCIAL HIGHLIGHTS

                                                                FOR A SHARE
                                                                OUTSTANDING
                                                            THROUGHOUT THE YEAR
                                                             ENDED DECEMBER 31,
                                                           ----------------------
                                                              1997         1996*
                                                           -----------    --------
Net asset value, beginning of period . . . . . . . . .     $      9.95     $ 10.00
                                                           -----------    ---------
Income (loss) from investment operations:
      Net investment income (loss)  . . . . . . . . . .           0.00(5)      .01

      Net realized and unrealized gains (losses) on
          securities  . . . . . . . . . . . . . . . . .           2.11        (.06)
                                                           -----------    ---------
Total from investment operations . . . . . . . . . . .            2.11        (.05)
                                                           -----------    ---------
Less distributions:

      Dividends (from net investment income)  . . . . .            -          0.00

      Distributions (from capital gains)  . . . . . . .            -          0.00
                                                           -----------    ---------
Total distributions  . . . . . . . . . . . . . . . . .             -          0.00
                                                           -----------    ---------
 Net asset value, end of period . . . . . . . . . . . .     $    12.06     $  9.95
                                                           -----------    ---------
                                                           -----------    ---------
Total Return(1) . . . . . . . . . . . . . . . . . . . .          21.21%       (.50)%(4)

Ratios/Supplemental Data:

Net assets, end of period  . . . . . . . . . . . . . .     $2,719,559      $291,362

Net expense ratio to average net assets. . . . . . . .          1.06%          .95%(2)

Ratio of net income (loss) to average net assets . . .           .05%          .14%(2)

Gross expenses to average net assets(3). . . . . . . .          5.81%         8.57%(2)

Portfolio turnover rate  . . . . . . . . . . . . . . .           194%           80%(4)

Average commission rate  . . . . . . . . . . . . . . .      $ 0.0601       $0.0391

 *   For the period May 1, 1996 (commencement of operations) to December 31,
     1996.
(1) Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.
(2)  Annualized.
(3) During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated.
     Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.
(4) Based on operations for the period shown and accordingly, is not representative of a full year.
(5)  Net investment income was less than $0.01 per share.

                         BERGER/BIAM IPT - INTERNATIONAL FUND

                                 FINANCIAL HIGHLIGHTS

                                                        FOR A SHARE OUTSTANDING
                                                         THROUGHOUT THE PERIOD
                                                          ENDED DECEMBER 31,
                                                        -----------------------
                                                               1997*
                                                           -----------
Net asset value, beginning of period . . . . . . . .        $    10.00
                                                           -----------
Income (loss) from investment operations:

      Net investment income (loss) . . . . . . . . .               .05

      Net realized and unrealized gains (losses) on
          securities  . . . . . . . . . . . . . . . .             (.26)
                                                             ----------
Total from investment operations. . . . . . . . . . .             (.21)
                                                             ----------
Less distributions:

      Dividends (from net investment income)  . . . .             0.00

      Distributions (from capital gains)  . . . . . .             0.00
                                                             ----------
Total distributions . . . . . . . . . . . . . . . . .             0.00
                                                             ----------
Net asset value, end of period. . . . . . . . . . . .       $     9.79
                                                             ----------
                                                             ----------
Total Return(1) . . . . . . . . . . . . . . . . . . .           (2.10)%(4)

Ratios/Supplemental Data:

Net assets, end of period  . . . . . . . . . . . . .          $2,705,831

Net expense ratio to average net assets  . . . . . .                .98%(2)

Ratio of net income (loss) to average net assets . .                .86%(2)

Gross expenses to average net assets(3). . . . . . .               3.83%(2)

Portfolio turnover rate. . . . . . . . . . . . . . .                 14%(4)

Average commission rate  . . . . . . . . . . . . . .          $   0.0220

 *   For the period May 1, 1997 (commencement of operations) to December 31,
     1997.
(1) Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.
(2)  Annualized.
(3) During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.
(4) Based on operations for the period shown and accordingly, is not representative of a full year.

3.   INTRODUCTION

      The Funds are all diversified portfolios or series of the Berger Institutional Products Trust, a management investment company. The Funds sell and redeem their shares at net asset value without any sales charges, commissions or redemption fees. Sales charges for variable insurance contracts are described in the accompanying Separate Account Prospectuses relating to those contracts. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Funds may not be available in connection with a particular contract or plan and certain contracts or plans may limit allocations among the Funds. See the accompanying Separate Account Prospectuses or qualified retirement plan documents for information regarding contract fees and expenses and any restrictions on purchases or allocations.

      This Prospectus describes the securities offered by each of the Funds. Because the Funds have many of the same officers and trustees and have similar investment restrictions and investment privileges, the Funds believe you will find this combined Prospectus useful and informative in understanding the important features of the Funds and their similarities and differences.

4.   INVESTMENT OBJECTIVES AND POLICIES AND RISK FACTORS

     Each of the Funds is a separate series of the Berger Institutional Products Trust, with its own portfolio of securities selected to achieve its particular investment objective. Since the shares of the Funds primarily represent an investment in common stocks, the net asset value of each Fund will reflect changes in the market value of the securities held in that Fund's portfolio, and the value of a Fund share will therefore go up and down.

     The Funds have the same investment objectives and follow substantially the same investment strategies and policies as those of certain publicly-offered investment companies managed by the same investment advisors (the "Berger retail funds"). The Berger IPT - 100 Fund corresponds to the Berger 100 Fund-Registered Trademark-. The Berger IPT - Growth and Income Fund corresponds to the Berger Growth and Income Fund. The Berger IPT - Small Company Growth Fund corresponds to the Berger Small Company Growth Fund-Registered Trademark-. The Berger/BIAM IPT -International Fund corresponds to the Berger/BIAM International Fund. As described below under "Management and Investment Advice," the same persons who serve as portfolio managers of the Funds also serve as portfolio managers of the corresponding Berger retail funds.

     Although it is anticipated that each Fund and its corresponding retail fund will hold similar securities selections, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. Expenses and expense limitations of each Fund and its corresponding retail fund are expected to differ. The variable insurance contract owner will also bear various insurance contract fees and expenses and should refer to the accompanying Separate Account Prospectus for a summary of those fees and expenses.

     BERGER IPT - 100 FUND. The investment objective of the Berger IPT - 100 Fund is long-term capital appreciation. The Fund pursues its goal by primarily investing in common stocks of established companies regardless of the company's size. The Fund's investment manager seeks companies it believes have good earnings growth potential. The Fund does not invest to provide current income.

     The Fund's investment manager generally looks for companies with:

 - Potential to increase earnings consistently and which reinvest their profits rather than pay dividends
 - Reasonably priced securities and which are well-positioned in growing, under-penetrated or fragmented industries or sectors
 - Strong, capable management teams and conservatively financed balance sheets.

     The Fund primarily invests in common stocks. The Fund may sometimes take substantial positions in convertible securities, preferred stocks, corporate bonds, government securities or other short-term investments. The Fund may also invest in foreign securities.

     Because the Fund primarily invests in common stocks, its NAV will fluctuate in response to stock market movements. In addition, the Fund may invest in certain securities with unique risks, such as small company and foreign securities. Also, the Fund's investments may become focused in a small number of business sectors.

     BERGER IPT - GROWTH AND INCOME FUND. The primary investment objective of the Berger IPT-Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. To pursue these goals, the Fund invests primarily in securities of well-established, growing companies that have demonstrated a pattern of earnings growth and stability and are also expected to provide current income.

     The Fund's investment manager generally looks for companies with:

 - Competitive products and services and a successful orientation to global markets
 - Higher than average rate of earnings growth with somewhat lower dividend yields
 - Strong, capable management teams and conservatively financed balance sheets.

     The Fund primarily invests in common stocks and other securities with equity features, such as convertible securities and preferred stocks. Common stocks of companies with mid-sized to large market capitalizations usually constitute a majority of the Fund's investments, although it may also invest in smaller companies when valuations are attractive. The Fund may also buy foreign securities, corporate bonds, government securities or other short-term investments.

     Because the Fund invests for growth and current income, its NAV will fluctuate in response to stock market and interest rate movements. When interest rates are low, income distributions to Fund shareholders may be reduced or eliminated. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by S&P, Ba or lower by Moody's). In addition, the Fund may invest in certain securities with unique risks, such as foreign and small company securities.

     BERGER IPT - SMALL COMPANY GROWTH FUND. The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. In pursuit of that goal, the Fund invests primarily in small companies with the potential for rapid earnings growth that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry. The Fund does not invest to provide current income.

     The Fund's investment manager generally looks for companies with:

 -   Strong entrepreneurial managements with proven track records
 - A catalyst for rapid earnings growth, such as new products, ideas or entering new markets
 -   Relatively strong balance sheets.

     The Fund primarily invests in common stocks of small companies and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in larger companies, government securities or other short-term investments.

     The Fund's NAV may be more volatile than that of funds primarily invested in stocks of larger companies. Smaller companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as securities of companies with limited operating histories and foreign securities.

     The Fund may be of interest to you if you are comfortable with above-average risk and intend to make an investment commitment over the long term. The Fund is not intended to be a complete investment program on its own, but may serve to diversify other types of investments in your portfolio.

     BERGER/BIAM IPT - INTERNATIONAL FUND. The Fund's investment objective is long-term capital appreciation. The Fund pursues its goal by investing in a portfolio consisting primarily of common stocks of well-established foreign companies. The Fund considers a company to be foreign if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. The Fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes. The Fund does not invest to provide current income, although some income may be produced while managing the Fund.

     The Fund's investment manager generally looks for companies with:

 - Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

 - Business operations predominantly in well-regulated and more stable foreign markets

 - Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

     The Fund invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Fund has been weighted toward countries in Western Europe, Australia and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Fund's assets are invested in mid-sized to large capitalization companies. The Fund currently considers mid-sized to large market capitalizations to be those in excess of $1 billion. The Fund may also take positions in convertible securities, preferred stocks, corporate bonds and short-and long-term foreign or U.S. government securities.

     There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts. The Fund is not intended to be a complete investment program on its own, but may serve to diversify other types of investments in an investor's portfolio.

                                         * * *

     The investment objective of each of the Berger IPT - 100 Fund, the Berger IPT - Small Company Growth Fund and the Berger/BIAM IPT - International Fund, and the primary investment objective of the Berger IPT -Growth and Income Fund, is considered fundamental, meaning that it cannot be changed without a shareholders' vote. The secondary investment objective of the Berger IPT - Growth and Income Fund is not considered fundamental, and therefore may be changed in the future by action of the directors without shareholder vote. However, the Berger IPT -Growth and Income Fund will not change its secondary investment objective without giving its shareholders such notice as may be required by law. If the Berger IPT - Growth and Income Fund changes its secondary investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that any of the Funds' investment objectives will be realized.

     When the Fund's advisor believes market conditions warrant a temporary defensive position, the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund may each increase its investment in government securities and other short-term interest-bearing securities without regard to the Fund's otherwise applicable investment restrictions, policies or normal investment emphasis. During this period, it may be more difficult for the Fund to achieve its investment objective. Following is additional information about some of the other specific types of securities and other instruments in which the Funds may invest.

      FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of a Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. A Fund's investments may include American Depositary Receipts (ADRs). The Funds may also invest in European Depositary Receipts
(EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which a Fund may invest may be considered passive foreign investment companies (PFICs), which are described in greater detail in the Statement of Additional Information.

     There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities.

     Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Since the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     SECTOR FOCUS. A significant portion of some of the Funds' assets may be invested in a relatively small number of related industries. However, none of the Funds will concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

      SECURITIES OF SMALLER COMPANIES. All of the Funds may invest in, and the portfolio of the Berger IPT - Small Company Growth Fund will be weighted toward, securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     HEDGING TRANSACTIONS. Each Fund except the Berger/BIAM IPT - International Fund is authorized to make limited use of certain types of futures, forwards and options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing.
The Berger/BIAM IPT - International Fund is authorized to make limited use only of forward contracts for the same purpose. Although a hedging transaction may, for example, partially protect a Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, futures, forwards and options contracts do not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire. Following is a summary of the futures, forwards and options which the Funds may utilize, provided that no more than 5% of a Fund's net assets at the time of purchase may be utilized as initial margins for financial futures transactions and premiums for options.

     Financial futures and forwards are contracts on financial instruments (such as securities, securities indices and foreign currencies) that obligate the holder to take or make future delivery of a specified quantity of the underlying financial instrument. Futures are exchange traded instruments that may be physically settled or settled with cash or by entering into an offsetting transaction, while forwards are privately negotiated and contemplate actual delivery of the underlying financial instrument (usually a foreign currency). An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security or a futures contract) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. Securities options may be either exchange-traded or privately negotiated, whereas options on futures contracts are always exchange-traded. Each Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 25% of a Fund's total assets. A call option is considered "covered" if a Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if a Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.

     Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by a Fund, may exceed the premium received for the option. However, each Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that each Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, each Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

     The principal risks of the Funds utilizing futures transactions, forward contracts and/or options are: (a) losses resulting from market movements not anticipated by the Funds; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counter party to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     Although they currently have no intention of doing so, the trustees of the Berger/BIAM IPT - International Fund may, without shareholder approval, authorize the Fund to invest in certain types of other instruments for hedging purposes, such as financial futures and options. Appropriate notice to shareholders will be provided of any intention to commence investing in such instruments. Additional detail concerning the Funds' transactions in forwards, futures and options and the risks of such investments can be found in the Statement of Additional Information.

      CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor or sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/ high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Funds or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard

& Poor's Corporation, or a similar determination of creditworthiness by the advisor or sub-advisor. The Funds have no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, none of the Funds will invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and each Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the advisor or sub-advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

     SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each of the Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies. The Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund each may invest up to 5% of their total assets in such securities.

     ZEROS/STRIPS. The Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund may each invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. None of the Funds will invest in mortgage-backed or other asset-backed securities.

      LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits a Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. A Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction. None of the Funds will lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Fund's total assets.

      ILLIQUID SECURITIES. Each Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, none of the Funds may purchase any security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the trustees of the Trust, in consultation with the advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all.
In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration.

INVESTMENT RESTRICTIONS

      In addition to its investment objective, each Fund has adopted a number of restrictions on its investments and other activities that may not be changed without shareholder approval. For example, neither the Berger IPT - 100 Fund nor the Berger IPT - Growth and Income Fund may purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of such Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities or of any class of securities of such issuer. The Berger/BIAM IPT - International Fund is similarly restricted with respect to 100% of its total assets, although this restriction may be reduced to apply to 75% or more of its total assets without a shareholder vote. The Berger IPT - Small Company Growth Fund is similarly restricted with respect to 75% of its total assets.

     Further, neither the Berger IPT - 100 Fund nor the Berger IPT - Growth and Income Fund may borrow in excess of 5% of its total assets or pledge assets taken at market value to an extent greater than 10% of its total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes), subject to certain exclusions, and neither may make loans (except that each Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies). Neither the Berger IPT - Small Company Growth Fund nor the Berger/BIAM IPT - International Fund may borrow money, except borrowing undertaken from banks for temporary or emergency purposes in amounts not to exceed 25% of the market value of its total assets (including the amount borrowed), and none may make loans (except that a Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies). None of the Funds may invest in any one industry more than 25% of the value of its total assets at the time of investment, nor invest in commodities, except, only for the purpose of hedging, in certain futures, forwards and/or options as specified in greater detail above and in the Statement of Additional Information.

      Also, none of the Funds currently intends to make short sales of securities, and none of the Funds intends to purchase or sell securities on a when-issued or delayed delivery basis if as a result, more than 5% of its assets are invested in such securities, although these restrictions may be changed without shareholder approval. For more detail about the Funds' investment restrictions, see the Statement of Additional Information.

5.   PORTFOLIO TURNOVER

     In pursuit of each Fund's investment objective, management continuously monitors the Fund's investments and makes portfolio changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicate to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover
rates of the Funds may at times exceed 100%.   Higher portfolio turnover
would necessarily result in correspondingly higher brokerage costs for the Funds. The portfolio turnover rates are shown in the tables in Section 2.

6.   MANAGEMENT AND INVESTMENT ADVICE

      The Funds are supervised by trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian. For more information about Fund trustees and officers, see the Statement of Additional Information.

      The investment advisor to each of the Funds except the Berger/BIAM
IPT - International Fund is Berger Associates, Inc. ("Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates furnishes continuous advice and recommendations to each of those Funds regarding securities to be purchased and sold by the Fund. Berger
Associates, therefore, formulates a continuing program for management of the assets of each Fund consistent with the investment objectives and policies established by the trustees of the Trust. Berger Associates also provides office space for each Fund and pays the salaries, fees and expenses of all Fund officers and trustees of the Funds who are interested persons of Berger Associates. Berger Associates serves as investment advisor or sub-advisor to mutual funds and other institutional investors, and had assets under management of $3.6 billion as of December 31, 1997.

Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which also acts as the Funds' sub-transfer agent.

     Patrick S. Adams, Senior Vice President of Berger Associates, has been the portfolio manager for the Berger IPT - 100 Fund since February 1997. Since February 1997, he also has managed the Berger IPT - Growth and Income Fund. Mr. Adams has co-managed the Berger IPT - Growth and Income Fund, along with Berger Associates Vice President Sheila J. Ohlsson since October 1997. The portfolio managers are responsible for the investments of their Funds, including the day-to-day investment decisions for these Funds.

     Mr. Adams joined Berger Associates in February 1997, where he serves as portfolio manager for the Berger IPT - 100 Fund, the retail Berger 100 Fund and Berger Select Fund, co-manager for the Berger IPT -Growth and Income Fund, the retail Berger Growth and Income Fund and Berger Balanced Fund, and portfolio manager for other institutional investors. Mr. Adams previously served as Senior Vice President with Zurich Kemper Investments, Inc., from June 1996 to January 1997, where he was portfolio manager of the Kemper Growth Fund. Mr. Adams served as Portfolio Manager with Founders Asset Management, Inc., from March 1993 to May 1996, where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. Prior to that, Mr. Adams served in various positions with First of America Investment Corp. for over three years, including as Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993, during which time he managed the Parkstone Equity Fund.

     Ms. Ohlsson joined Berger Associates in 1991, where she currently serves as Vice President and co-portfolio manager, along with Patrick Adams, for the Berger IPT - Growth and Income Fund and the retail Berger Growth and Income Fund. Previously, Ms. Ohlsson served as Senior Analyst/Portfolio Manager (February 1997 to October 1997) and Analyst (September 1991 to February 1997) with Berger Associates.

      William R. Keithler is the President and portfolio manager of the Berger IPT - Small Company Growth Fund and is primarily responsible for the investments of the Fund, including the day-to-day investment decisions for the Fund. Mr. Keithler assumed management of the Fund at its inception. Mr. Keithler also serves as President and portfolio manager for the Berger Small Company Growth Fund and the Berger New Generation Fund.

      Mr. Keithler joined Berger Associates in December 1993 and serves as Senior Vice President-Investment Management. Previously, he was employed by INVESCO Trust Company, Denver, Colorado, as Senior Vice President (January 1993 to December 1993), Vice President (January 1991 to January 1993) and Portfolio Manager (January 1988 to January 1991). During his seven years with INVESCO, Mr. Keithler was portfolio manager of several mutual funds, including the INVESCO Dynamics Fund and INVESCO Emerging Growth Fund. From 1982 to 1986, Mr. Keithler was Vice President and portfolio manager with First Trust St. Paul, in St. Paul, Minnesota.

      The investment advisor to the Berger/BIAM IPT - International Fund is BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, CO 80206. BBOI Worldwide oversees, evaluates and monitors the investment advisory services provided to the Fund by the Fund's sub-advisor and is responsible for furnishing administrative services to the Fund, such as coordinating certain matters relating to the operations of the Fund and monitoring the Fund's compliance with all applicable federal and state securities laws.

     BBOI Worldwide is a Delaware limited liability company formed in 1996. Since BBOI Worldwide was only recently formed, it has only limited prior experience as an investment advisor. However, BBOI Worldwide is a joint venture between Berger Associates and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), the sub-advisor to the Fund, which have both been in the investment advisory business for many years.

     Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger Associates' role in the joint venture is to provide administrative services and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions for BBOI Worldwide.

     Since its founding in 1966, Bank of Ireland's investment management group has become recognized among international and global investment managers, serving clients in Europe, the United States, Canada, Australia and South Africa. BIAM, the sub-advisor to the Berger/BIAM IPT - International Fund, is an indirect wholly-owned subsidiary of Bank of Ireland. Bank of Ireland, founded in 1783, is a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $25 billion as of September 30, 1997.

     As permitted in its Investment Advisory Agreement with the Berger/BIAM IPT - International Fund, BBOI Worldwide has, since the inception of the Fund, delegated day-to-day portfolio management responsibility to BIAM, as the sub-advisor. As sub-advisor, BIAM manages the investments in the Fund and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of the Trust. BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. BIAM also acts as sub-advisor for and is responsible for the day-to-day portfolio management of the Berger/BIAM International Portfolio. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830.

     All investment decisions made for the Berger/BIAM IPT - International Fund by its sub-advisor are made by a team of BIAM investment personnel. No one individual is primarily responsible for making the day-to-day investment decisions for the Fund. Most of the investment professionals at BIAM have been with BIAM at least 10 years.

     Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Berger/BIAM IPT - International Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Fund. Federal law prohibits the sub-advisor, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Fund, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bank of Ireland or its affiliates.

      Under their Investment Advisory Agreements, the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund each have agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .75 of 1% (0.75%) of the average daily net assets of the Fund. Under the Investment Advisory Agreement for the Berger IPT - Small Company Growth Fund, Berger Associates is compensated for its investment advisory services to that Fund by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. Under its Investment Advisory Agreement with BBOI Worldwide, the Berger/BIAM IPT - International Fund compensates BBOI Worldwide for its investment advisory services by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The Berger/BIAM IPT - International Fund pays no fees directly to BIAM, the sub-advisor. Under a Sub-Advisory Agreement with BBOI Worldwide, BIAM receives from BBOI Worldwide a fee at the annual rate of .4 of 1% (0.40%) of the average daily net assets of the Berger/BIAM IPT - International Fund. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Fund to the BBOI Worldwide.

     From time to time, Berger Associates or BBOI Worldwide may compensate Participating Insurance Companies or other companies for providing a variety of administrative services (such as record keeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders) to Participating Insurance Companies and their customers who have allocated contract amounts to the Funds. This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Funds by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from Berger Associates' or BBOI's own resources and not from the assets of the Funds.

     Participating Insurance Companies may also be authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

7.   EXPENSES OF THE FUNDS

      Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC") as its record keeping and pricing agent to calculate the daily net asset value of such Fund and to perform certain accounting and record keeping functions required by the Fund. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Funds. As noted in the preceding section, approximately 41% of the outstanding shares of DST are owned by KCSI.

     For custodian, record keeping and pricing services, each Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. Each Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Funds to IFTC and in turn passed through to DST as sub-agent. In addition, the Funds reimburse IFTC and DST for certain out-of-pocket expenses.

     The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

     In addition, under a separate Administrative Services Agreement with each Fund except the Berger/BIAM IPT - International Fund, Berger Associates performs certain administrative and record keeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with regulatory authorities. Each of those Funds pays Berger Associates a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. Under a separate Administrative Services Agreement with the Berger/BIAM IPT - International Fund, BBOI Worldwide performs administrative and record keeping services for the Fund and the Fund pays BBOI Worldwide a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets. Under a Sub-Administration Agreement between the BBOI Worldwide and Berger Associates, Berger Associates has been delegated all of BBOI Worldwide's duties under the Administrative Services Agreement and BBOI Worldwide's administrative duties under the Investment Advisory Agreement for the Berger/BIAM IPT - International Fund. For its services under the Sub-Administration Agreement, BBOI Worldwide pays Berger Associates a fee of .2 of 1% (0.20%) of the average daily net assets of the Berger/BIAM IPT - International Fund. During certain periods, Berger Associates may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement or the advisory fee paid to BBOI Worldwide under the Investment Advisory Agreement. Each of the Funds also incurs other expenses, including accounting, administrative and legal expenses.

     Berger Associates has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT - Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets. BBOI Worldwide has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Berger/BIAM IPT - International Fund exceed 1.20% of that Fund's average daily net assets.

DISTRIBUTOR

      The distributor (principal underwriter) of each Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Funds' shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Trust are officers or directors of the Distributor.

8.   HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS

     Shares of the Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans.
 Investors may not purchase or redeem shares of the Funds directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectuses or plan documents.

     Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

9.   HOW THE NET ASSET VALUE IS DETERMINED

      The price of each Fund's shares is based on the net asset value of that Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

      The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. See the Statement of Additional Information for more detailed information.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

     A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as customary U.S. holidays) and the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

      Since none of the Funds imposes any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share are the same and will be equal to the next calculated net asset value of a share of that Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

      Each of the Funds intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of each Fund to distribute annually all of its net realized capital gains.

      All dividends and capital gains distributions paid by a Fund will be automatically reinvested in shares of that Fund at the net asset value on the ex-dividend date unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash.

      Each of the Funds intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify and meet certain minimum distribution requirements, the Funds generally will not be liable for Federal income tax on the amount of their earnings that are timely distributed. In addition, each Fund intends to qualify under the diversification requirements of Code Section 817(h) relating to insurance company separate accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than the owners of the variable insurance contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment of distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status. Participating Insurance Companies should consult their own tax advisors concerning whether such distributions are subject to Federal income tax if retained as part of contract reserves. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

11.  ADDITIONAL INFORMATION

      The Funds are each separate series or portfolios established under the Trust, a Delaware business trust organized on October 17, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. The series comprising the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund were established under the Trust in October 1995. The series comprising the Berger/BIAM IPT - International Fund was established under the Trust in March 1997. Currently, these four series are the only series established under the Trust, although others may be added in the future. Shares of each Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

     The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

      Shareholders of each Fund generally vote separately on matters relating to that Fund, although they will vote together with the holders of all other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote. Shares of each Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. None of the Funds is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

     If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting will be held for the purpose of considering the removal of a trustee of the Trust. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Funds will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

     Each Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with Berger Associates and BBOI Worldwide and that may be unaffiliated with one another. The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that each Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the shareholders of the Fund.

      The Funds' transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 419958, Kansas City, MO 64141, as sub-agent to provide transfer agency and dividend disbursing services for the Funds.

     Owners of variable insurance contracts and qualified plan administrators will receive annual and semiannual reports including the financial statements of the Funds in which contract values or qualified plan assets are invested. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations.

     The Glass-Steagall Act prohibits a depository institution and certain affiliates from underwriting or distributing most securities and from affiliating with businesses engaged in certain similar activities. BIAM believes that it may perform the services for the Berger/BIAM IPT -International Fund contemplated by this Prospectus consistent with the Glass-Steagall Act and other applicable banking laws and regulations. However, future changes in either Federal or state statutes and regulations concerning the permissible activities of banks and their affiliates, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent BIAM from continuing to perform those services for that Fund. If the circumstances described above should change, the trustees of the Trust would review the relationships with BIAM and consider taking all actions appropriate under the circumstances.

12.  PERFORMANCE

      From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Nasdaq Composite Index or the Lehman Brothers Intermediate Term Government/Corporate Bond Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

      The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

     Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

     A Fund's total return includes the effect of deducting that Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Funds can be purchased only through a variable insurance contract or qualified plan, the Funds' total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for a Fund must always be accompanied by, and reviewed with, comparable total return data for an associated variable annuity separate account, or information identifying the charges and expenses attributable to the variable life insurance contract or plan that are not reflected in the Fund's total return.

     Any performance figures for the Funds are based upon historical results and do not guarantee future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each Fund has the same investment objective and follows similar investment strategies as a Berger retail fund. The Berger retail funds have the same investment advisor (and, as to the Berger/BIAM IPT - International Fund, the same sub-advisor) as the corresponding Funds offered under this Prospectus. As described under "Management and Investment Advice," the same persons who serve as portfolio managers of the Funds also serve as portfolio managers of the corresponding Berger retail funds.

     Set forth in the tables below is total return data for each of the Funds, where available. Also set forth is total return information for each of the corresponding Berger retail funds, calculated as described above. Investors should not consider the performance data for the corresponding Berger retail funds as a substitute for the performance of the Funds offered under this Prospectus, nor as an indication of the past or future performance of the Funds. The performance figures below reflect the deduction of the historical fees and expenses paid by the Berger retail funds, and not those paid or to be paid by these Funds. The figures also do not reflect the deduction of charges or expenses attributable to variable insurance contracts or qualified plans invested in the Funds. As discussed above, investors should refer to the applicable Separate Account Prospectus or qualified plan documents accompanying this Prospectus for information pertaining to such contract charges and expenses. Each Fund and its corresponding Berger retail fund will be managed separately and the investments and investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

     The following tables show, where available, the average annualized total returns for each Fund and for its corresponding Berger retail fund for the one-, five- and ten-year periods ended December 31, 1997, and, for the period from inception (or for the relevant Funds, immediately prior to Berger Associates assuming the duties as the investment advisor on September 30,
1974) through December 31, 1997. Performance data for the Funds reflect fee waivers and expense reimbursements by the Funds' advisor, without which performance would be lower.

                                 BERGER IPT - 100 FUND

----------------------------------------------------------------------------------------------------
                                                         Berger IPT - 100 Fund    Berger 100 Fund^
----------------------------------------------------------------------------------------------------
Since Inception of the Berger IPT - 100 Fund (5/1/96)             10.53%                9.70%
----------------------------------------------------------------------------------------------------
 1-year                                                           13.76%               13.57%
----------------------------------------------------------------------------------------------------
 5-year                                                            N/A                 12.13%
----------------------------------------------------------------------------------------------------
 10-year                                                           N/A                 17.86%*
----------------------------------------------------------------------------------------------------
Since Inception of the Berger 100 Fund (9/30/74)                   N/A                 15.01%*

----------------------------------------------------------------------------------------------------


 ^ As of December 31, 1997, the retail Berger 100 Fund had assets of approximately $1,719,000,000.
 * Since the 12b-1 fees applicable to the Berger 100 Fund did not take effect until June 19, 1990, the performance figures do not reflect the deduction of the 12b-1 fees for the full length of the ten-year and longer periods shown.

                          BERGER IPT - GROWTH AND INCOME FUND

----------------------------------------------------------------------------------------------------
                                                      Berger IPT -                 Berger
                                                 Growth and Income Fund   Growth and Income Fund^
----------------------------------------------------------------------------------------------------
Since Inception of the Berger IPT -                      21.93%                    19.16%
Growth and Income Fund (5/1/96)
----------------------------------------------------------------------------------------------------
 1-year                                                  24.99%                    22.70%
----------------------------------------------------------------------------------------------------
 5-year                                                   N/A                      14.58%
----------------------------------------------------------------------------------------------------
 10-year                                                  N/A                      14.54%*
----------------------------------------------------------------------------------------------------
Since Inception of the Berger                             N/A                      14.08%*
Growth and Income Fund (9/30/74)
----------------------------------------------------------------------------------------------------

^ As of December 31, 1997, the retail Berger Growth and Income Fund had assets of approximately $340,000,000.

* Since the 12b-1 fees applicable to the Berger Growth and Income Fund did not take effect until June 19, 1990, the performance figures do not reflect the deduction of the 12b-1 fees for the full length of the ten-year and longer periods shown.

                     BERGER IPT - SMALL COMPANY GROWTH FUND

----------------------------------------------------------------------------------------------------
                                                       Berger IPT -                 Berger
                                                      Small Company             Small Company
                                                       Growth Fund               Growth Fund^
----------------------------------------------------------------------------------------------------
Since Inception of the Berger IPT -                       11.87%                     8.47%
Small Company Growth Fund (5/1/96)
----------------------------------------------------------------------------------------------------
 1-year                                                   21.21%                    16.16%
----------------------------------------------------------------------------------------------------
 3-year                                                    N/A                      21.98%
----------------------------------------------------------------------------------------------------
Since Inception of the Berger Small                        N/A                      19.81%
Company Growth Fund (12/30/93)
----------------------------------------------------------------------------------------------------

^ As of December 31, 1997, the retail Berger Small Company Growth Fund had assets of approximately $784,000,000.

                      BERGER/BIAM IPT - INTERNATIONAL FUND

----------------------------------------------------------------------------------------------------
                                                      Berger/BIAM IPT -            Berger/BIAM
                                                      International Fund          International
                                                                                       Fund^+
----------------------------------------------------------------------------------------------------
Since Inception of the Berger/BIAM                          (2.10)% *                  2.90% *
IPT - International Fund (5/1/97)
----------------------------------------------------------------------------------------------------
 1-year                                                       N/A                      2.90%
----------------------------------------------------------------------------------------------------
 5-year                                                       N/A                     12.74%
----------------------------------------------------------------------------------------------------
Since Inception of the Berger/BIAM                            N/A                     12.29%
International Fund (7/31/89)
----------------------------------------------------------------------------------------------------

 ^ As of December 31, 1997, the retail Berger/BIAM International Fund had assets of approximately $17,000,000.

 + Total returns for the Berger/BIAM International Fund in part reflect the performance of a similarly managed, unregistered pool of assets transferred into the Fund before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. If the pool had been registered as an investment company under the Investment Company Act of 1940, its performance might have been adversely affected.

* Not annualized.

13.  SHAREHOLDER INQUIRIES

      Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call
1-303-329-0200 or 1-800-706-0539, or contact a Participating Insurance
Company.

                                     PROSPECTUS

     Berger Institutional Products Trust (the "Trust") is an open-end management investment company. The Trust currently consists of four diversified series or portfolios, one of which is the Berger IPT - Small Company Growth Fund (the "Fund"). Shares of the Fund are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

     The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. In pursuit of that goal, the Fund invests primarily in small companies (market capitalizations of less than $1 billion at the time of initial purchase) with the potential for rapid earnings growth that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

     This Prospectus concisely sets forth information about the Fund that a prospective purchaser of a variable insurance contract or plan participant should consider before purchasing a variable contract, allocating contract values to the Fund or selecting the Fund as an investment option under a qualified plan. It should be read carefully in conjunction with any separate account prospectus of the specific insurance product ("Separate Account Prospectus") or qualified plan documents that accompany this Prospectus and retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information, dated May 1, 1998, as it may be amended or supplemented from time to time, is incorporated by reference into this Prospectus in its entirety and is available upon request without charge by writing the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539 or by writing or calling a
Participating Insurance Company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  DATED MAY 1, 1998

                                  Table of Contents

Section                                                                          Page
-------                                                                          ----
1.   Fee Table.................................................................     1
2.   Condensed Financial Information...........................................     2
3.   Introduction..............................................................     4
4.   Investment Objective and Policies and Risk Factors........................     4
5.   Portfolio Turnover........................................................     8
6.   Management and Investment Advice..........................................     8
7.   Expenses of the Fund......................................................     9
8.   How to Purchase and Redeem Shares in the Fund.............................    10
9.   How the Net Asset Value Is Determined.....................................    10
10.  Income Dividends, Capital Gains Distributions and Tax Treatment...........    11
11.  Additional Information....................................................    11
12.  Performance...............................................................    12

1.  FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Load Imposed on Purchases                                0%
 -------------------------------------------------------------------------

 Maximum Sales Load Imposed on Reinvested Dividends                     0%
 -------------------------------------------------------------------------

 Deferred Sales Load                                                    0%
 -------------------------------------------------------------------------

 Redemption Fees                                                        0%
 -------------------------------------------------------------------------

 Exchange Fee                                                           0%

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                    Investment                    Total Fund
                                   Advisory Fee                   Operating
                                  (after waivers               Expenses (after
                                       and            Other      waivers and
                                 reimbursements)^   Expenses*  reimbursements)^
-------------------------------------------------------------------------------
 Berger IPT - Small Company            .00%           1.15%           1.15%
 Growth Fund

^ The Fund's investment advisor has voluntarily agreed to waive its advisory fee and has voluntarily reimbursed the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.15% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Investment Advisory Fee for the Fund would have been 0.90% and the Total Fund Operating Expenses would have been 5.81%.

* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

                                       EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return, and assuming redemption at the end of each time period:

                                     1 Year    3 Years     5 Years    10 Years
------------------------------------------------------------------------------
 Berger IPT - Small Company
 Growth Fund                          $12        $37         $63        $140

     THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

     The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. THE TABLES AND EXAMPLE ABOVE DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE CHARGES OR EXPENSES ATTRIBUTABLE TO VARIABLE INSURANCE CONTRACTS OR QUALIFIED PLANS INVESTED IN THE FUND. PROSPECTIVE INVESTORS SHOULD REFER TO THE APPLICABLE SEPARATE ACCOUNT PROSPECTUS OR QUALIFIED PLAN DOCUMENTS THAT ACCOMPANY THIS PROSPECTUS FOR INFORMATION PERTAINING TO SUCH CONTRACT CHARGES AND EXPENSES. The Fund's expenses are described in greater detail under "Management and Investment Advice" and "Expenses of the Fund."

2.   CONDENSED FINANCIAL INFORMATION

     Following is a table setting forth certain financial highlights of the Fund. The information has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated by reference from the Fund's 1997 Annual Report into the Statement of Additional Information. Additional performance information is contained in the Fund's most recent Annual Report dated December 31, 1997, which may be obtained upon request and without charge by calling the Fund at 1-800-706-0539 or by calling a Participating Insurance Company.

                                 FINANCIAL HIGHLIGHTS

                                                        For a Share Outstanding
                                                          Throughout the Year
                                                           Ended December 31,
                                                        -----------------------
                                                           1997         1996*
                                                        ----------   ----------
 Net asset value, beginning of period...............     $  9.95        $10.00
                                                         -------        ------
 Income (loss) from investment operations:

      Net investment income (loss)..................        0.00(5)        .01

      Net realized and unrealized gains (losses) on
          securities................................        2.11          (.06)
                                                         -------        ------

 Total from investment operations...................        2.11          (.05)
                                                         -------        ------

 Less distributions:

      Dividends (from net investment income)........           -          0.00

      Distributions (from capital gains)............           -          0.00
                                                         -------        ------

 Total distributions................................           -          0.00
                                                         -------        ------

 Net asset value, end of period.....................     $ 12.06        $ 9.95
                                                         -------        ------
                                                         -------        ------

 Total Return(1)....................................       21.21%         (.50)%(4)

 Ratios/Supplemental Data:

 Net assets, end of period..........................  $2,719,559      $291,362

 Net expense ratio to average net assets............        1.06%          .95%(2)

 Ratio of net income (loss) to average net assets...         .05%          .14%(2)

 Gross expenses to average net assets(3)............        5.81%         8.57%(2)

 Portfolio turnover rate............................         194%           80%(4)

 Average commission rate............................     $0.0601       $0.0391

 *   For the period May 1, 1996 (commencement of operations) to December 31,
     1996.

(1) Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.

(2)  Annualized.

(3) During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.

(4) Based on operations for the period shown and accordingly, is not representative of a full year.

(5)  Net investment income was less than $0.01 per share.

3.   INTRODUCTION

     The Fund is a diversified portfolio or series of the Trust, a management investment company. The Fund sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Sales charges for variable insurance contracts are described in the accompanying Separate Account Prospectus relating to those contracts. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying Separate Account Prospectus or qualified retirement plan documents for information regarding contract fees and expenses and any restrictions on purchases or allocations. This Prospectus describes the securities offered by the Fund.

4.   INVESTMENT OBJECTIVE AND POLICIES AND RISK FACTORS

     The Fund is a separate series of the Trust, with its own portfolio of securities selected to achieve its particular investment objective. Since the shares of the Fund primarily represent an investment in common stocks, the net asset value of the Fund will reflect changes in the market value of the securities held in the Fund's portfolio, and the value of a Fund share will therefore go up and down.

     The Fund has the same investment objective and follows substantially the same investment strategies and policies as that of a certain publicly-offered investment company managed by the same investment advisor, the Berger Small Company Growth Fund-Registered Trademark- (the "Berger retail fund"). As described below under "Management and Investment Advice," the same person who serves as the portfolio manager of the Fund also serves as portfolio manager of the Berger retail fund.

     Although it is anticipated that the Fund and the Berger retail fund will hold similar securities selections, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. Expenses and expense limitations of the Fund and the Berger retail fund are expected to differ. The variable insurance contract owner will also bear various insurance contract fees and expenses and should refer to the accompanying Separate Account Prospectus for a summary of those fees and expenses.

     The investment objective of the Fund is capital appreciation. In pursuit of that goal, the Fund invests primarily in small companies with the potential for rapid earnings growth that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry. The Fund does not invest to provide current income.

     The Fund's investment manager generally looks for companies with:

 -   Strong entrepreneurial managements with proven track records
 - A catalyst for rapid earnings growth, such as new products, ideas or entering new markets
 -   Relatively strong balance sheets.

     The Fund primarily invests in common stocks of small companies and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in larger companies, government securities or other short-term investments.

     The Fund's NAV may be more volatile than that of funds primarily invested in stocks of larger companies. Smaller companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as securities of companies with limited operating histories and foreign securities.

     The Fund may be of interest to you if you are comfortable with above-average risk and intend to make an investment commitment over the long term. The Fund is not intended to be a complete investment program on its own, but may serve to diversify other types of investments in your portfolio.

                                    * * *

     The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

     When the Fund's advisor believes market conditions warrant a temporary defensive position, the Fund may increase its investment in government securities and other short-term interest-bearing securities without regard to the Fund's otherwise applicable investment restrictions, policies or normal investment emphasis. During this period, it may be more difficult for the Fund to achieve its investment objective. Following is additional information about some of the other specific types of securities and other instruments in which the Fund may invest.

      FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. The Fund's investments may include American Depositary Receipts (ADRs). The Fund may also invest in European Depositary Receipts
(EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which the Fund may invest may be considered passive foreign investment companies (PFICs), which are described in greater detail in the Statement of Additional Information.

     There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

     Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     SECTOR FOCUS. A significant portion of some of the Fund's assets may be invested in a relatively small number of related industries. However, the Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

      SECURITIES OF SMALLER COMPANIES. The portfolio of the Fund will be weighted toward securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of futures, forwards and options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may, for example, partially protect the Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, futures, forwards and options contracts do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Following is a summary of the futures, forwards and options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time of purchase may be utilized as initial margins for financial futures transactions and premiums for options.

     Financial futures and forwards are contracts on financial instruments (such as securities, securities indices and foreign currencies) that obligate the holder to take or make future delivery of a specified quantity of the underlying financial instrument. Futures are exchange traded instruments that may be physically settled or settled with cash or by entering into an offsetting transaction, while forwards are privately negotiated and contemplate actual delivery of the underlying financial instrument (usually a foreign currency). An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security or a futures contract) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. Securities options may be either exchange-traded or privately negotiated, whereas options on futures contracts are always exchange-traded. The Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 25% of the Fund's total assets. A call option is considered "covered" if the Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if the Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.

     Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

     The principal risks of the Fund utilizing futures transactions, forward contracts and/or options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counter party to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     Additional detail concerning the Fund's transactions in forwards, futures and options and the risks of such investments can be found in the Statement of Additional Information.

      CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

     SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. The Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Fund's total assets.

      ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available.
 However, the Fund may not purchase any security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Trust, in consultation with the advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration.

INVESTMENT RESTRICTIONS

      In addition to its investment objective, the Fund has adopted a number of restrictions on its investments and other activities that may not be changed without shareholder approval. For example, the Fund, as to 75% of its total assets, may not purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of such Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

     Further, the Fund may not borrow money, except borrowing undertaken from banks for temporary or emergency purposes in amounts not to exceed 25% of the market value of its total assets (including the amount borrowed). Nor may the Fund make loans (except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies). In addition, the Fund may not invest in any one industry more than 25% of the value of its total assets at the time of investment, nor invest in commodities, except, only for the purpose of hedging, in certain futures, forwards and/or options as specified in greater detail above and in the Statement of Additional Information.

      Also, the Fund does not currently intend to make short sales of securities, and the Fund does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result, more than 5% of its assets are invested in such securities, although these restrictions may be changed without shareholder approval. For more detail about the Fund's investment restrictions, see the Statement of Additional Information.

5.   PORTFOLIO TURNOVER

     In pursuit of the Fund's investment objective, management continuously monitors the Fund's investments and makes portfolio changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicate to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover
rates of the Fund may at times exceed 100%.   Higher portfolio turnover would
necessarily result in correspondingly higher brokerage costs for the Fund. The portfolio turnover rates are shown in the tables in Section 2.

6.   MANAGEMENT AND INVESTMENT ADVICE

      The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian. For more information about Fund trustees and officers, see the Statement of Additional Information.

      The investment advisor to the Fund is Berger Associates, Inc. ("Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates furnishes continuous advice and recommendations to the Fund regarding securities to be purchased and sold by the Fund. Berger Associates, therefore, formulates a continuing program for management of the assets of the Fund consistent with the investment objectives and policies established by the trustees of the Trust. Berger Associates also provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and trustees of the Fund who are interested persons of Berger Associates. Berger Associates serves as investment advisor to mutual funds and other institutional investors, and had assets under management of $3.6 billion as of December 31, 1997. Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which also acts as the Funds' sub-transfer agent.

      William R. Keithler is the President and portfolio manager of the Fund and is primarily responsible for the investments of the Fund, including the day-to-day investment decisions for the Fund. Mr. Keithler assumed management of the Fund at its inception. Mr. Keithler also serves as President and portfolio manager for the Berger Small Company Growth Fund and the Berger New Generation Fund.

      Mr. Keithler joined Berger Associates in December 1993 and serves as Senior Vice President-Investment Management. Previously, he was employed by INVESCO Trust Company, Denver, Colorado, as Senior Vice President (January 1993 to December 1993), Vice President (January 1991 to January 1993) and Portfolio Manager (January 1988 to January 1991). During his seven years with INVESCO, Mr. Keithler was portfolio manager of several mutual funds, including the INVESCO Dynamics Fund and INVESCO Emerging Growth Fund. From 1982 to 1986, Mr. Keithler was Vice President and portfolio manager with First Trust St. Paul, in St. Paul, Minnesota.

      Under the Investment Advisory Agreement for the Fund, Berger Associates is compensated for its investment advisory services to the Fund by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund.

     From time to time, Berger Associates may compensate Participating Insurance Companies or other companies for providing a variety of administrative services (such as record keeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders) to Participating Insurance Companies and their customers who have allocated contract amounts to the Fund. This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Fund by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from Berger Associates' own resources and not from the assets of the Fund.

     Participating Insurance Companies may also be authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

7.   EXPENSES OF THE FUND

     The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its record keeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and record keeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the preceding section, approximately 41% of the outstanding shares of DST are owned by KCSI.

     For custodian, record keeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Fund to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.

     The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for the Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

     In addition, under a separate Administrative Services Agreement with the Fund Berger Associates performs certain administrative and record keeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with regulatory authorities.
The Fund pays Berger Associates a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. The Fund also incurs other expenses, including accounting, administrative and legal expenses.

     Berger Associates has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.15% of the Fund's average daily net assets.

DISTRIBUTOR

      The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Trust are officers or directors of the Distributor.

8.   HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

     Shares of the Fund are sold by the Fund on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans. Investors may not purchase or redeem shares of the Fund directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to the Fund, change existing allocations among investment alternatives, including the Fund, or select the Fund as an investment option for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectus or plan documents.

     Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

9.   HOW THE NET ASSET VALUE IS DETERMINED

     The price of the Fund's shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

      The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. See the Statement of Additional Information for more detailed information.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

     The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as customary U.S. holidays) and the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

      Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share are the same and will be equal to the next calculated net asset value of a share of the Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

     The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

     All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash.

     The Fund intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies and meets certain minimum distribution requirements, the Fund generally will not be liable for Federal income tax on the amount of its earnings that are timely distributed. In addition, the Fund intends to qualify under the diversification requirements of Code Section 817(h) relating to insurance company separate accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than the owners of the variable insurance contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment of distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status. Participating Insurance Companies should consult their own tax advisors concerning whether such distributions are subject to Federal income tax if retained as part of contract reserves. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

11.  ADDITIONAL INFORMATION

     The Fund is a separate series or portfolio established under the Trust, a Delaware business trust organized on October 17, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. The series comprising the Fund was established under the Trust in October 1995. Currently, there are four series, including the Fund, established under the Trust, although others may be added in the future. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

     The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Fund, rather than individual contract owners or plan participants, are the shareholders of the Fund. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

      Shareholders of the Fund generally vote separately on matters relating to the Fund, although they will vote together with the holders of all other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

     If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting will be held for the purpose of considering the removal of a trustee of the Trust. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Fund will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

     The Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with Berger Associates and that may be unaffiliated with one another. The Fund currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in the Fund and to substitute shares of another fund. As a result, the Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of the Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the shareholders of the Fund.

      The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 419958, Kansas City, MO 64141, as sub-agent to provide transfer agency and dividend disbursing services for the Fund.

     Owners of variable insurance contracts and qualified plan administrators will receive annual and semiannual reports including the financial statements of the Fund in which contract values or qualified plan assets are invested. Each report will show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations.

12.  PERFORMANCE

     From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Nasdaq Composite Index or the Lehman Brothers Intermediate Term Government/Corporate Bond Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

      The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

     The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

     The Fund's total return includes the effect of deducting the Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Fund can be purchased only through a variable insurance contract or qualified plan, the Funds' total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for the Fund must always be accompanied by, and reviewed with, comparable total return data for an associated variable annuity separate account, or information identifying the charges and expenses attributable to the variable life insurance contract or plan that are not reflected in the Fund's total return.

     Any performance figures for the Fund are based upon historical results and do not guarantee future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund has the same investment objective and follows similar investment strategies as the Berger retail fund. The Berger retail fund has the same investment advisor as the Fund offered under this Prospectus. As described under "Management and Investment Advice," the same person who serves as portfolio manager of the Fund also serves as portfolio manager of the Berger retail fund.


     Set forth in the table below is total return data for the Fund, where available. Also set forth is total return information for the Berger retail fund, calculated as described above. Investors should not consider the performance data for the Berger retail fund as a substitute for the performance of the Fund offered under this Prospectus, nor as an indication of the past or future performance of the Fund. The performance figures below reflect the deduction of the historical fees and expenses paid by the Berger retail funds, and not those paid or to be paid by the Fund. The figures also do not reflect the deduction of charges or expenses attributable to variable insurance contracts or qualified plans invested in the Fund. As discussed above, investors should refer to the applicable Separate Account Prospectus or qualified plan documents accompanying this Prospectus for information pertaining to such contract charges and expenses. The Fund and the Berger retail fund will be managed separately and the investments and investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.


     The following table shows, where available, the average annualized total returns for the Fund and for the Berger retail fund for the one-, five- and ten-year periods ended December 31, 1997, and, for the period from inception through December 31, 1997. Performance data for the Fund reflects fee waivers and expense reimbursements by the Fund's advisor, without which performance would be lower.

                                        Berger IPT -                 Berger
                                       Small Company              Small Company
                                        Growth Fund               Growth Fund^
-------------------------------------------------------------------------------
 Since Inception of the Berger IPT -       11.87%                      8.47%
 Small Company Growth Fund (5/1/96)
 ------------------------------------------------------------------------------

 1-year                                    21.21%                     16.16%
 ------------------------------------------------------------------------------

 3-year                                     N/A                       21.98%
 ------------------------------------------------------------------------------

 Since Inception of the Berger Small        N/A                       19.81%
 Company Growth Fund (12/30/93)

 ^ As of December 31, 1997, the retail Berger Small Company Growth Fund had assets of approximately $784,000,000.

13.  SHAREHOLDER INQUIRIES

     Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call
1-303-329-0200 or 1-800-706-0539, or contact a Participating Insurance
Company.

                                  PROSPECTUS

     Berger Institutional Products Trust (the "Trust") is an open-end management investment company. The Trust currently consists of four diversified series or portfolios, one of which is the Berger/BIAM IPT - International Fund (the "Fund"). The Fund has its own investment objective and policies. Shares of the Fund are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

     The investment objective of the Berger/BIAM IPT - International Fund is long-term capital appreciation. The Fund pursues its goal by investing in a portfolio consisting primarily of common stocks of well-established foreign companies. The investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

     This Prospectus concisely sets forth information about the Fund that a prospective purchaser of a variable insurance contract or plan participant should consider before purchasing a variable contract, allocating contract values to the Fund or selecting the Fund as an investment option under a qualified plan. It should be read carefully in conjunction with any separate account prospectus of the specific insurance product ("Separate Account Prospectus") or qualified plan documents that accompany this Prospectus and retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information, dated May 1, 1998, as it may be amended or supplemented from time to time, is incorporated by reference into this Prospectus in its entirety and is available upon request without charge by writing the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539 or by writing or calling a
Participating Insurance Company.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK (INCLUDING BANK OF IRELAND). SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              DATED MAY 1, 1998

                              Table of Contents

Section                                                                    Page
-------                                                                    ----
1.   Fee Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
2.   Condensed Financial Information . . . . . . . . . . . . . . . . . .      2
3.   Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
4.   Investment Objective and Policies and Risk Factors. . . . . . . . .      4
5.   Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . .      8
6.   Management and Investment Advice. . . . . . . . . . . . . . . . . .      8
7.   Expenses of the Fund. . . . . . . . . . . . . . . . . . . . . . . .     10
8.   How to Purchase and Redeem Shares in the Fund . . . . . . . . . . .     10
9.   How the Net Asset Value Is Determined . . . . . . . . . . . . . . .     11
10.  Income Dividends, Capital Gains Distributions and Tax Treatment . .     11
11.  Additional Information. . . . . . . . . . . . . . . . . . . . . . .     12
12.  Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13

1.   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases                                0%
-------------------------------------------------------------------------

Maximum Sales Load Imposed on Reinvested Dividends                     0%
-------------------------------------------------------------------------

Deferred Sales Load                                                    0%
-------------------------------------------------------------------------

Redemption Fees                                                        0%
-------------------------------------------------------------------------

Exchange Fee                                                           0%
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                    INVESTMENT                     TOTAL FUND
                                   ADVISORY FEE                    OPERATING
                                  (AFTER WAIVERS                EXPENSES (AFTER
                                        AND           OTHER       WAIVERS AND
                                 REIMBURSEMENTS)^   EXPENSES*   REIMBURSEMENTS)^
--------------------------------------------------------------------------------
Berger/BIAM IPT -                     .00%            1.20%           1.20%
 International Fund

^ The Fund's investment advisor has voluntarily agreed to waive its advisory fees and has voluntarily reimbursed the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Investment Advisory Fee for the Fund would have been 0.90%, and the Total Fund Operating Expenses would have been 3.83%.
* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

                                   EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return, and assuming redemption at the end of each time period:

                                        1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------
Berger/BIAM IPT - International Fund     $12*      $38*      $66*     $145*

*  Based on estimated expenses for the Fund's first year of operations.

     THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

     The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. THE TABLES AND EXAMPLE ABOVE DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE CHARGES OR EXPENSES ATTRIBUTABLE TO VARIABLE INSURANCE CONTRACTS OR QUALIFIED PLANS INVESTED IN THE FUND. PROSPECTIVE INVESTORS SHOULD REFER TO THE APPLICABLE SEPARATE ACCOUNT PROSPECTUS OR QUALIFIED PLAN DOCUMENTS THAT ACCOMPANY THIS PROSPECTUS FOR INFORMATION PERTAINING TO SUCH CONTRACT CHARGES AND EXPENSES. The Fund's expenses are described in greater detail under "Management and Investment Advice" and "Expenses of the Fund."

2.   CONDENSED FINANCIAL INFORMATION

     Following is a table setting forth certain financial highlights of the Fund. The information has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated by reference from the Funds' 1997 Annual Report into the Statement of Additional Information. Additional performance information is contained in the Fund's most recent Annual Report dated December 31, 1997, which may be obtained upon request and without charge by calling the Fund at 1-800-706-0539 or by calling a Participating Insurance Company.

                             FINANCIAL HIGHLIGHTS

                                                        FOR A SHARE OUTSTANDING
                                                         THROUGHOUT THE PERIOD
                                                          ENDED DECEMBER 31,
                                                        -----------------------
                                                                 1997*
                                                                 -----
Net asset value, beginning of period  . . . . . . . .         $    10.00
                                                              ----------

Income (loss) from investment operations:

      Net investment income (loss)  . . . . . . . . .                .05

      Net realized and unrealized gains (losses) on
          securities  . . . . . . . . . . . . . . . .               (.26)
                                                              ----------

 Total from investment operations . . . . . . . . . .               (.21)
                                                              ----------
 Less distributions:

      Dividends (from net investment income)  . . . .               0.00

      Distributions (from capital gains)  . . . . . .               0.00
                                                              ----------

 Total distributions  . . . . . . . . . . . . . . . .               0.00
                                                              ----------

 Net asset value, end of period . . . . . . . . . . .         $     9.79
                                                              ----------
                                                              ----------

 Total Return(1)  . . . . . . . . . . . . . . . . . .              (2.10)%(4)

 Ratios/Supplemental Data:

 Net assets, end of period  . . . . . . . . . . . . .         $2,705,831

 Net expense ratio to average net assets  . . . . . .                .98%(2)

 Ratio of net income (loss) to average net assets . .                .86%(2)

 Gross expenses to average net assets(3)  . . . . . .               3.83%(2)

 Portfolio turnover rate  . . . . . . . . . . . . . .                 14%(4)

 Average commission rate  . . . . . . . . . . . . . .         $   0.0220

 *   For the period May 1, 1997 (commencement of operations) to December 31,
     1997.
(1). Total return does not reflect expenses that apply to related variable insurance contracts. Had variable contract charges been included, total return would have been lower.

(2). Annualized.

(3). During the period, certain expenses were reduced as a result of voluntary fee reductions, expense reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.

(4). Based on operations for the period shown and accordingly, is not representative of a full year.

3.   INTRODUCTION

     The Fund is a diversified portfolio or series of the Trust, a management investment company. The Fund sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Sales charges for variable insurance contracts are described in the accompanying Separate Account Prospectus relating to those contracts. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying Separate Account Prospectuses or qualified retirement plan documents for information regarding contract fees and expenses and any restrictions on purchases or allocations. This Prospectus describes the securities offered by the Fund.

4.   INVESTMENT OBJECTIVE AND POLICIES AND RISK FACTORS

     The Fund is a separate series of the Trust, with its own portfolio of securities selected to achieve its particular investment objective. Since the shares of the Fund primarily represent an investment in common stocks, the net asset value of the Fund will reflect changes in the market value of the securities held in the Fund's portfolio, and the value of a Fund share will therefore go up and down.

     The Fund has the same investment objective and follows substantially the same investment strategies and policies as that of a certain publicly-offered investment company managed by the same investment advisor, the Berger/BIAM International Fund (the "Berger retail fund"). As described below under "Management and Investment Advice," the same persons who serve as the portfolio managers of the Fund also serve as portfolio managers of the Berger retail fund.

     Although it is anticipated that the Fund and the Berger retail fund will hold similar securities selections, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. Expenses and expense limitations of the Fund and the Berger retail fund are expected to differ. The variable insurance contract owner will also bear various insurance contract fees and expenses and should refer to the accompanying Separate Account Prospectus for a summary of those fees and expenses.

     The Fund's investment objective is long-term capital appreciation. The Fund pursues its goal by investing in a portfolio consisting primarily of common stocks of well-established foreign companies. The Fund considers a company to be foreign if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. The Fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes. The Fund does not invest to provide current income, although some income may be produced while managing the Fund.

     The Fund's investment manager generally looks for companies with:

-- Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

-- Business operations predominantly in well-regulated and more stable foreign markets

-- Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

     The Fund invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Fund has been weighted toward countries in Western Europe, Australia and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Fund's assets are invested in mid-sized to large capitalization companies. The Fund currently considers mid-sized to large market capitalizations to be those in excess of $1 billion. The Fund may also take positions in convertible securities, preferred stocks, corporate bonds and short-and long-term foreign or U.S. government securities.

     There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts. The Fund is not intended to be a complete investment program on its own, but may serve to diversify other types of investments in an investor's portfolio.

                                    * * *

     The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

      FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. The Fund's investments may include American Depositary Receipts (ADRs). The Fund may also invest in European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which the Fund may invest may be considered passive foreign investment companies (PFICs), which are described in greater detail in the Statement of Additional Information.

     There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

     Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     SECTOR FOCUS. A significant portion of some of the Fund's assets may be invested in a relatively small number of related industries. However, the Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

      SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     HEDGING TRANSACTIONS. The Fund is authorized to make limited use of forward contracts for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Following is a summary of the forwards which the Funds may utilize.

     Forward contracts are obligations between two parties to exchange particular goods or instruments (such as foreign currencies) at a set price on a future date. The Fund currently intends that it will use forward contracts only for hedging purposes and that it may enter into forward foreign currency exchange contracts, provided the aggregate value of all outstanding contracts does not exceed the value of the assets the Fund is attempting to hedge. Although a hedging transaction may partially protect the Fund from a decline in the foreign exchange price of a particular security or its portfolio generally, hedging may also limit the potential return to the Fund due to positive foreign exchange movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, forward foreign currency exchange contracts do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire.

     The Fund will generally enter into forward foreign currency exchange contracts either with respect to specific transactions or with respect to the Fund's security positions. For example, the Fund may enter into a forward contract in order to fix the price (in terms of a specified currency, which may be U.S. dollars or a foreign currency) for securities it has agreed to buy or sell or is considering buying or selling. Further, when the sub-Advisor believes that a particular foreign currency in which some or all of the Fund's investments are denominated may decline compared to the U.S. dollar, the Fund may enter into a forward contract to sell the currency that is expected to decline (or another currency which acts as a proxy for that currency). However, the Fund will be permitted to make such investments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its securities denominated in a specific foreign currency. To ensure that the Fund will be able to meet its obligations under its forward foreign currency exchange contracts, the Fund will be required to place liquid assets in a segregated account with its custodian bank or to set aside securities to "cover" its commitments in these contracts.

     Forward foreign currency exchange contacts are privately negotiated (i.e., over-the-counter) and the parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated delivery of the underlying foreign currency. Transactions in forward foreign currency exchange contracts by the Fund involve the potential for a loss that may exceed the amount of commitment the Fund would be permitted to make in those contracts under its investment limitations. The principal risks of the Fund's use of forward foreign currency exchange contracts are:
(a) losses resulting from currency market movements not anticipated by the Fund;
(b) possible imperfect correlation between movements in the prices of forward contracts and movements in the spot (i.e., cash) prices of the currencies hedged or used to cover such positions; (c) lack of assurance that the Fund will be able to enter into an offset or termination of the contract at any particular time; and (d) the need for additional information and skills beyond those required for the management of a fund of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     Although they currently have no intention of doing so, the trustees of the Fund may, without shareholder approval, authorize the Fund to invest in certain types of other instruments for hedging purposes, such as financial futures and options. Appropriate notice to shareholders will be provided of any intention to commence investing in such instruments. Additional detail concerning the Fund's transactions in forwards and the risks of such investments can be found in the Statement of Additional Information.

     CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the sub-advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the sub-advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

     SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. The Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Fund's total assets.

     ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available.
 However, the Fund may not purchase any security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Trust, in consultation with the sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration.

INVESTMENT RESTRICTIONS

     In addition to its investment objective, the Fund has adopted a number of restrictions on its investments and other activities that may not be changed without shareholder approval. For example, the Fund may not purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of the Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities or of any class of securities of such issuer. This restriction may be reduced to apply to 75% or more of its total assets without a shareholder vote.

     The Fund may not borrow money, except borrowing undertaken from banks for temporary or emergency purposes in amounts not to exceed 25% of the market value of its total assets (including the amount borrowed). Nor may the Fund make loans (except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies). In addition, the Fund may not invest in any one industry more than 25% of the value of its total assets at the time of investment, nor invest in commodities, except, only for the purpose of hedging, in forward foreign currency exchange contracts as specified in greater detail above and in the Statement of Additional Information.

     Also, the Fund currently does not intend to make short sales of securities, and the Fund does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result, more than 5% of its assets are invested in such securities, although these restrictions may be changed without shareholder approval. For more detail about the Fund's investment restrictions, see the Statement of Additional Information.

5.   PORTFOLIO TURNOVER

     In pursuit of the Fund's investment objective, management continuously monitors the Fund's investments and makes portfolio changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicate to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management. Higher portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Fund. The portfolio turnover rate is shown in the tables in Section 2.

6.   MANAGEMENT AND INVESTMENT ADVICE

     The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian. For more information about Fund trustees and officers, see the Statement of Additional Information.

     The investment advisor to the Fund is BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, CO 80206. BBOI Worldwide oversees, evaluates and monitors the investment advisory services provided to the Fund by the Fund's sub-advisor and is responsible for furnishing administrative services to the Fund, such as coordinating certain matters relating to the operations of the Fund and monitoring the Fund's compliance with all applicable federal and state securities laws.

     BBOI Worldwide is a Delaware limited liability company formed in 1996. Since BBOI Worldwide was only recently formed, it has only limited prior experience as an investment advisor. However, BBOI Worldwide is a joint venture between Berger Associates, Inc. ("Berger Associates") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), the sub-advisor to the Fund, which have both been in the investment advisory business for many years.

     Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger Associates' role in the joint venture is to provide administrative services and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions for BBOI Worldwide.

     Since its founding in 1966, Bank of Ireland's investment management group has become recognized among international and global investment managers, serving clients in Europe, the United States, Canada, Australia and South Africa. BIAM, the sub-advisor to the Fund, is an indirect wholly-owned subsidiary of Bank of Ireland. Bank of Ireland, founded in 1783, is a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $25 billion as of September 30, 1997.

     Berger Associates provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and trustees of the Fund who are interested persons of Berger Associates. Berger Associates serves as investment advisor or sub-advisor to mutual funds and other institutional investors, and had assets under management of $3.6 billion as of December 31, 1997. Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which also acts as the Funds' sub-transfer agent.

     As permitted in its Investment Advisory Agreement with the Fund, BBOI Worldwide has, since the inception of the Fund, delegated day-to-day portfolio management responsibility to BIAM, as the sub-advisor. As sub-advisor, BIAM manages the investments in the Fund and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of the Trust.
BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. BIAM also acts as sub-advisor for and is responsible for the day-to-day portfolio management of the Berger/BIAM International Portfolio. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830.

     All investment decisions made for the Fund by its sub-advisor are made by a team of BIAM investment personnel. No one individual is primarily responsible for making the day-to-day investment decisions for the Fund. Most of the investment professionals at BIAM have been with BIAM at least 10 years.

     Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Fund. Federal law prohibits the sub-advisor, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Fund, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bank of Ireland or its affiliates.

     Under its Investment Advisory Agreement with BBOI Worldwide, the Fund compensates BBOI Worldwide for its investment advisory services by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The Fund pays no fees directly to BIAM, the sub-advisor. Under a Sub-Advisory Agreement with BBOI Worldwide, BIAM receives from BBOI Worldwide a fee at the annual rate of .4 of 1% (0.40%) of the average daily net assets of the Fund. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Fund to the BBOI Worldwide.

     From time to time, Berger Associates or BBOI Worldwide may compensate Participating Insurance Companies or other companies for providing a variety of administrative services (such as record keeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders) to Participating Insurance Companies and their customers who have allocated contract amounts to the Fund. This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Fund by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from Berger Associates' or BBOI's own resources and not from the assets of the Fund.

     Participating Insurance Companies may also be authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

7.   EXPENSES OF THE FUND

     The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its record keeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and record keeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the preceding section, approximately 41% of the outstanding shares of DST are owned by KCSI.

     For custodian, record keeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums.
The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Funds to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.

     Under a separate Administrative Services Agreement with the Fund, BBOI Worldwide performs administrative and record keeping services for the Fund and the Fund pays BBOI Worldwide a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets. Under a Sub-Administration Agreement between the BBOI Worldwide and Berger Associates, Berger Associates has been delegated all of BBOI Worldwide's duties under the Administrative Services Agreement and BBOI Worldwide's administrative duties under the Investment Advisory Agreement for the Fund. For its services under the Sub-Administration Agreement, BBOI Worldwide pays Berger Associates a fee of .2 of 1% (0.20%) of the average daily net assets of the Fund. During certain periods, Berger Associates may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement or the advisory fee paid to BBOI Worldwide under the Investment Advisory Agreement. The Fund also incurs other expenses, including accounting, administrative and legal expenses.

     BBOI Worldwide has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.20% of the Fund's average daily net assets.

DISTRIBUTOR

     The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Trust are officers or directors of the Distributor.

8.   HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

     Shares of the Fund are sold by the Fund on a continuous basis to separate accounts of Participating Insurance Companies or to qualified retirement plans. Investors may not purchase or redeem shares of the Fund directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to the Fund, change existing allocations among investment alternatives, including the Fund, or select the Fund as investment an option for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Fund. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectus or plan documents.

     Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

9.    HOW THE NET ASSET VALUE IS DETERMINED

      The price of the Fund's shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

      The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. See the Statement of Additional Information for more detailed information.

      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

      The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as customary U.S. holidays) and the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

     Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share are the same and will be equal to the next calculated net asset value of a share of the Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

     The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

     All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash.

    The Fund intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies and meets certain minimum distribution requirements, the Fund generally will not be liable for Federal income tax on the amount of its earnings that are timely distributed. In addition, the Fund intends to qualify under the diversification requirements of Code Section 817(h) relating to insurance company separate accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than the owners of the variable insurance contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment of distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status. Participating Insurance Companies should consult their own tax advisors concerning whether such distributions are subject to Federal income tax if retained as part of contract reserves. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

11.  ADDITIONAL INFORMATION

     The Fund is a separate series or portfolio established under the Trust, a Delaware business trust organized on October 17, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. The series comprising the Fund was established under the Trust in March 1997. Currently, there are four series, including the Fund, established under the Trust, although others may be added in the future. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

     The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Fund, rather than individual contract owners or plan participants, are the shareholders of the Fund. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

     Shareholders of the Fund generally vote separately on matters relating to the Fund, although they will vote together with the holders of all other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

     If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting will be held for the purpose of considering the removal of a trustee of the Trust. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Fund will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

     The Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with Berger Associates and BBOI Worldwide and that may be unaffiliated with one another. The Funds currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in the Fund and to substitute shares of another fund. As a result, the Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of the Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the shareholders of the Fund.

     The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 419958, Kansas City, MO 64141, as sub-agent to provide transfer agency and dividend disbursing services for the Fund.

     Owners of variable insurance contracts and qualified plan administrators will receive annual and semiannual reports including the financial statements of the Fund in which contract values or qualified plan assets are invested. Each report will show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations.

     The Glass-Steagall Act prohibits a depository institution and certain affiliates from underwriting or distributing most securities and from affiliating with businesses engaged in certain similar activities. BIAM believes that it may perform the services for the Berger/BIAM IPT-International Fund contemplated by this Prospectus consistent with the Glass-Steagall Act and other applicable banking laws and regulations. However, future changes in either Federal or state statutes and regulations concerning the permissible activities of banks and their affiliates, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent BIAM from continuing to perform those services for that Fund. If the circumstances described above should change, the trustees of the Trust would review the relationships with BIAM and consider taking all actions appropriate under the circumstances.

12.  PERFORMANCE

     From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Nasdaq Composite Index or the Lehman Brothers Intermediate Term Government/Corporate Bond Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

     The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

     The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

     The Fund's total return includes the effect of deducting the Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Funds can be purchased only through a variable insurance contract or qualified plan, the Funds' total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for the Fund must always be accompanied by, and reviewed with, comparable total return data for an associated variable annuity separate account, or information identifying the charges and expenses attributable to the variable life insurance contract or plan that are not reflected in the Fund's total return.

     Any performance figures for the Fund are based upon historical results and do not guarantee future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund has the same investment objective and follows similar investment strategies as a Berger retail fund. The Berger retail fund has the same sub-advisor as the Fund offered under this Prospectus. As described under "Management and Investment Advice," the same persons who serve as portfolio managers of the Fund also serve as portfolio managers of the Berger retail fund.


     Set forth in the table below is total return data for the Fund, where available. Also set forth is total return information for the Berger retail fund, calculated as described above. Investors should not consider the performance data for the Berger retail fund as a substitute for the performance of the Fund offered under this Prospectus, nor as an indication of the past or future performance of the Fund. The performance figures below reflect the deduction of the historical fees and expenses paid by the Berger retail funds, and not those paid or to be paid by the Fund. The figures also do not reflect the deduction of charges or expenses attributable to variable insurance contracts or qualified plans invested in the Fund. As discussed above, investors should refer to the applicable Separate Account Prospectus or qualified plan documents accompanying this Prospectus for information pertaining to such contract charges and expenses. The Fund and the Berger retail fund will be managed separately and the investments and investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

     The following table shows, where available, the average annualized total returns for the Fund and for the Berger retail fund for the one-, five- and ten-year periods ended December 31, 1997, and, for the period from inception through December 31, 1997. Performance data for the Fund reflects fee waivers and expense reimbursements by the Fund's advisor, without which performance would be lower.



                                                             BERGER/BIAM
                                BERGER/BIAM IPT -           INTERNATIONAL
                                INTERNATIONAL FUND              FUND^+
-------------------------------------------------------------------------

Since Inception of the               (2.10)% *                   2.90% *
Berger/BIAM IPT -
International Fund
(5/1/97)
-------------------------------------------------------------------------

  1-year                               N/A                       2.90%
-------------------------------------------------------------------------

  5-year                               N/A                       12.74%
-------------------------------------------------------------------------

Since Inception of the                 N/A                       12.29%
Berger/BIAM International
Fund (7/31/89)

^ As of December 31, 1997, the retail Berger/BIAM International Fund had assets of approximately $17,000,000.

+ Total returns for the Berger/BIAM International Fund in part reflect the performance of a similarly managed, unregistered pool of assets transferred into the Fund before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. If the pool had been registered as an investment company under the Investment Company Act of 1940, its performance might have been adversely affected.

* Not annualized.

13.  SHAREHOLDER INQUIRIES

     Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539, or contact a Participating Insurance Company.

                     BERGER INSTITUTIONAL PRODUCTS TRUST

                     STATEMENT OF ADDITIONAL INFORMATION

     Berger Institutional Products Trust (the "Trust") is an open-end management investment company. The Trust currently consists of the four diversified series or portfolios named below (individually referred to as a "Fund"). Each Fund has its own investment objective and policies. Shares of the Funds are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

BERGER IPT - SMALL COMPANY GROWTH FUND - The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. In pursuit of that goal, the Fund invests primarily in small companies (market capitalizations of less than $1 billion at the time of initial purchase) with the potential for rapid earnings growth that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

BERGER IPT - 100 FUND - The investment objective of the Berger IPT - 100 Fund is long-term capital appreciation. The Fund pursues its goal by primarily investing in common stocks of established companies regardless of the company's size. The Fund's investment manager seeks companies it believes have good earnings growth potential.

BERGER/BIAM IPT - INTERNATIONAL FUND - The investment objective of the Berger/BIAM IPT - International Fund is long-term capital appreciation. The Fund pursues its goal by investing in a portfolio consisting primarily of common stocks of well-established foreign companies. The investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

BERGER IPT - GROWTH AND INCOME FUND - The primary investment objective of the Berger IPT - Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. To pursue these goals, the Fund invests primarily in securities of well-established, growing companies that have demonstrated a pattern of earnings growth and stability and are also expected to provide current income.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus describing the Funds, dated May 1, 1998, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217, calling 1-800-706-0539, or by contacting a Participating Insurance Company.

                                 MAY 1, 1998

                              TABLE OF CONTENTS
                                      &
                        CROSS-REFERENCES TO PROSPECTUS

                                                       CROSS-REFERENCES TO
                                                       RELATED DISCLOSURES
          TABLE OF CONTENTS                                IN PROSPECTUS
          -----------------                            -------------------
          Introduction                                    Section 3

     1.   Portfolio Policies of the Funds                 Section 3, 4, 5

     2.   Investment Restrictions                         Section 4

     3.   Management of the Funds                         Section 6

     4.   Investment Advisors and Sub-Advisor             Section 6

     5.   Expenses of the Funds                           Section 7

     6.   Brokerage Policy                                Section 7

     7.   How to Purchase and Redeem Shares in            Section 8
          the Funds

     8.   Suspension of Redemption Rights                 Section 8

     9.   How the Net Asset Value is                      Section 9
          Determined

     10.  Income Dividends, Capital Gains                 Section 10
          Distributions and Tax Treatment

     11.  Performance Information                         Section 12

     12.  Additional Information                          Section 11

          Financial Statements

                                 INTRODUCTION

     The Funds are diversified portfolios or series of the Berger Institutional Products Trust, a management investment company. The investment objective of both the Berger IPT - 100 Fund and the Berger/BIAM IPT - International Fund is long-term capital appreciation. The primary investment objective of the Berger IPT - Growth and Income Fund is capital appreciation, and its secondary objective is to provide a moderate level of current income. The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation.

1.   PORTFOLIO POLICIES OF THE FUNDS

     The Prospectus discusses the investment objective of each of the Funds and the policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

     DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P).
In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

     Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

     FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of a Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. A Fund's investments may include American Depositary Receipts (ADRs). The Funds may also invest in European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which a Fund may invest may be considered passive foreign investment companies (PFICs), which are described in greater detail below.

     There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities.

     Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Since the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Funds may purchase the securities of certain foreign investment funds or trusts considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment.

     SECTOR FOCUS. A significant portion of some of the Funds' assets may be invested in a relatively small number of related industries. However, none of the Funds will concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

     SECURITIES OF SMALLER COMPANIES. All of the Funds may invest in, and the portfolio of the Berger IPT - Small Company Growth Fund will be weighted toward, securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     HEDGING TRANSACTIONS. As described in the Prospectus, each Fund except the Berger/BIAM IPT - International Fund is authorized to make limited use of certain types of futures, forwards and options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. Currently, the Berger IPT -International Fund is authorized to invest only in forward contracts for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Berger/BIAM IPT - International Fund to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the advisor or sub-advisor for the Berger/BIAM IPT - International Fund may be required to obtain bank regulatory approval before the Fund engages in futures and options transactions. The following information about the Funds' hedging transactions using futures, forwards and options should be read to exclude the Berger/BIAM IPT - International Fund, except to the extent the information relates to forward contracts.

     The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the trustees from time to time. A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

     The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counter party to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     Following is additional information concerning the futures, forwards and options which the Funds may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, a Fund may only write call options that are covered and only up to 25% of the Fund's total assets. The following information should be read in conjunction with the information concerning the Funds' use of futures, forwards and options and the risks of such instruments contained in the Prospectus.

     FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

     Each Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund's investment limitations. The Funds will incur brokerage fees when they buy or sell futures contracts.

     In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Each Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

     Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

     Although each Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

     The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Funds to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Funds still may not result in a successful use of futures.

     Futures contracts entail additional risks. Although each Fund believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Funds the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Funds may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

     The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counter party, the Fund assumes counter party credit risk, that is, the risk that the counter party will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. A Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

     A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

     The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     In addition, when a Fund enters into an over-the-counter option contract with a counter party, the Fund assumes counter party credit risk, that is, the risk that the counter party will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

     An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

     CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor or sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Funds or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the advisor or sub-advisor. The Funds have no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, none of the Funds will invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and each Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the advisor or sub-advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

     SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each of the Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies. The Berger IPT
- 100 Fund and the Berger IPT - Growth and Income Fund each may invest up to 5% of their total assets in such securities.

     ZEROS/STRIPS. The Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund may each invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. None of the Funds will invest in mortgage-backed or other asset-backed securities.

     LENDING OF SECURITIES. As discussed in the Prospectus, each Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. A Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

     A Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

     ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, none of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all.
In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the trustees of that Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

     Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Funds' advisor or sub-advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

     REPURCHASE AGREEMENTS. As discussed in the Prospectus, each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment advisor or sub-advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's total assets would be invested in such repurchase agreements and other illiquid securities.

     These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

     When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

     SHORT SALES. Each Fund other than the Berger/BIAM IPT - International Fund currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

     Historically, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, recent federal tax legislation eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

     TEMPORARY DEFENSIVE MEASURES. Each of the Funds (except the Berger/BIAM IPT -International Fund) may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis when its advisor or sub-advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. During these periods, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks and bonds and it may be more difficult for the Fund to achieve its investment objective.

     PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the tables under Financial Highlights in Section 2 of the Prospectus. The annual portfolio turnover rates of the Funds may at times exceed 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

      Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The Funds' brokerage policy is discussed further under Section 6 Brokerage

Policy, and additional information concerning income taxes is located under
Section 10 Income Dividends, Capital Gains Distributions and Tax Treatment.

2.   INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without shareholder vote.

BERGER IPT - 100 FUND AND BERGER IPT - GROWTH AND INCOME FUND

     The following fundamental restrictions apply to each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund. A Fund may not:

     1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

     2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

     3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

     4. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

     6. Purchase or retain the securities of any issuer if those officers and trustees of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

     8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (i) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (ii) forward foreign currency exchange contracts and other forward commitments and (iii) securities index put or call options.

     9. Participate on a joint or joint and several basis in any securities trading account.

     10. Invest in companies for the purposes of exercising control of management.

     In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

     The trustees have adopted additional non-fundamental investment restrictions for each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

     1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

     2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

     3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

     4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

BERGER IPT - SMALL COMPANY GROWTH FUND

     The following fundamental restrictions apply to the Berger IPT - Small Company Growth Fund. The Fund may not:

     1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     2. Invest in any one industry (other than U.S. government securities) more than 25% of the value of its total assets at the time of such investment.

     3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

     4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

     5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

     The trustees have adopted additional non-fundamental investment restrictions for the Berger IPT - Small Company Growth Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

     1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

     2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

     3. The Fund may not invest in companies for the purposes of exercising control of management.

     4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

     5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

     6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

BERGER/BIAM IPT - INTERNATIONAL FUND

     The following fundamental restrictions apply to the Berger/BIAM IPT -International Fund. The Fund may not:

     1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

     3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

     4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

     5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups designated by the Financial Times World Index Service.

     The trustees have adopted additional non-fundamental investment restrictions for the Berger/BIAM IPT - International Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

     1. With respect to 100% of the Fund's total assets, the Fund may not purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     2. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

     3. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

     4. The Fund may not invest in companies for the purposes of exercising control of management.

     5. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

     6. The Fund may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Fund may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Fund's assets.

     7. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

     On behalf of the Trust, an undertaking has been given to the State of California Department of Insurance that limits borrowings of each Fund (to the extent such borrowings are allowed by the Fund's investment policies) to 10% of the Fund's total assets, except that a Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet Fund redemptions.

     In addition, the undertaking to the State of California Department of Insurance requires each Fund when investing in foreign securities (to the extent consistent with the Fund's investment policies) to invest in a minimum of five different foreign countries, provided that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Fund's assets, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets. Additionally, no more than 20% of a Fund's assets may be invested in securities of issuers located in any one foreign country, except that a Fund may have an additional 15% of its assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

3.   MANAGEMENT OF THE FUNDS

     The same trustees and most of the same executive officers serve each of the Funds. They are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.

     MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman, MT 59717, age 61. Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and

          Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* GERARD M. LAVIN, 210 University Boulevard, Suite 900, Denver, CO 80206, age 55. President and a Trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director of the Berger 100 Fund and the Berger Growth and Income Fund since February 1997. President and a trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a trustee of Berger Investment Portfolio Trust and Berger Omni Investment Trust since February 1997. President and a director since April 1995 of Berger Associates.
          Member and Chairman of the Board of Managers and Co-Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. President and a director of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. since February 1998. Formerly, a Vice President of DST Systems, Inc. (data processing) from July 1995 to February 1998; President and Chief Executive Officer of Investors Fiduciary Trust Company (banking) from February 1992 to March 1995; and Chief Operating Officer of SunAmerica Asset Management Co. (money management) from January 1990 to February 1992.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO  80110, age 69.
          President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 72. Trustee of Berger Institutional Products Trust since its inception in October 1995. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Trustee of Berger Omni Investment Trust since February 1997. Chairman (since 1994) and a Director (since 1973) and, formerly, President (1973-1994) of Berger Associates.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, age 72.  President,
          Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 384 South Ogden, Denver, CO 80209, age 53.
          Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602, age 52. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company). Prior thereto (1991 - September 1997), Chairman, President, Chief
          Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO  80202, age
          65. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995.
          Director of Berger 100 Fund and Berger Growth and Income Fund.
          Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO  80135, age 69.
          President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* PATRICK S. ADAMS, 210 University Boulevard, Suite 900, Denver, CO 80206, age 37. President and Portfolio Manager of the Berger IPT - 100 Fund and President and Co-Portfolio Manager of the Berger IPT - Growth and Income Fund since February 1997. Executive Vice President and Portfolio Manager of the Berger 100 Fund and Executive Vice President and Co-Portfolio Manager of the Berger Growth and Income Fund since February 1997. President and co-portfolio manager of the Berger Balanced Fund since its inception in August 1997. President and portfolio manager of the Berger Select Fund since November 1997. Senior Vice President of Berger Associates since February 1997. Formerly, Senior Vice President from June 1996 to January 1997 with Zurich Kemper Investments, Inc.; Portfolio Manager from March 1993 to May 1996 with Founders Asset Management, Inc.; research analyst and portfolio manager from January 1990 to January 1992 and Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993 with First of America Investment Corp.; and Portfolio Manager from August 1985 to December 1989 with Capital Management Group - Star Bank.

*    WILLIAM R. KEITHLER, 210 University Boulevard, Suite 900, Denver,
          CO  80206, age 45.  President and Portfolio Manager of the Berger IPT
          - Small Company Growth Fund since its inception in October 1995. President since November 1994 (formerly, Vice President from December 1993 to November 1994) and Portfolio Manager since its inception in December 1993 of the Berger Small Company Growth Fund. President and Portfolio Manager of the Berger New Generation Fund since its inception in December 1995. Senior Vice President-Investment Management (since January 1997) and Vice President-Investment Management (December 1993 to January 1997) of Berger Associates. Formerly, Senior Vice President (January 1993 to December 1993), Vice President (January 1991 to January 1993) and Portfolio Manager (January 1988 to January 1991) of INVESCO Trust Company (investment management).

* SHEILA J. OHLSSON, 210 University Boulevard, Suite 900, Denver, CO 80206, age 32. Co-portfolio manager of the Berger Growth and Income Fund and the Berger IPT - Growth and Income Fund since October 1997. Vice President (since October 1997), Senior Analyst/Portfolio Manager (February 1997 to October 1997) and Analyst (September 1991 to February 1997) with Berger Associates.

*    KEVIN R. FAY, 210 University Boulevard, Suite 900, Denver, CO  80206, age
          42. Vice President, Secretary and Treasurer of Berger Institutional Products Trust since its inception in October 1995, of Berger 100 Fund and Berger Growth and Income Fund since October 1991, of Berger Investment Portfolio Trust since its inception in August 1993, of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996, and of Berger Omni Investment Trust since February 1997. Also, Senior Vice President-Finance and Administration (since January 1997), Vice President-Finance and Administration (September 1991 to January 1997), Secretary and Treasurer (since September 1991) of Berger Associates, and a director of Berger Distributors, Inc., since its inception in May 1996. Formerly, Financial Consultant (registered representative) with Neidiger Tucker Bruner, Inc. (broker-dealer) (October 1989 to September 1991)and Financial Consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. (October 1985 to October 1989).
 ________________

* Interested person (as defined in the Investment Company Act of 1940) of each Fund and of its advisor or sub-advisor.

     The trustees of the Trust have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

     The officers of the Funds receive no compensation from the Funds. However, trustees of the Funds who are not interested persons of Berger Associates are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the trustees receive any form of pension or retirement benefit compensation from the Funds.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1997, for each trustee of the Trust, for their service as a director or trustee of each of the Funds and of some or all of the other Berger Funds.


 NAME AND POSITION WITH                                  AGGREGATE COMPENSATION FROM
 BERGER FUNDS
-------------------------------------------------------------------------------------------------------------
                                        BERGER       BERGER       BERGER                              ALL
                                        IPT -        IPT -         IPT -       BERGER/BIAM -        BERGER
                                         100         GROWTH        SMALL           IPT              FUNDS(1)
                                         FUND         AND         COMPANY      INTERNATIONAL
                                                     INCOME       GROWTH           FUND
                                                      FUND         FUND
-------------------------------------------------------------------------------------------------------------

 Dennis E. Baldwin(2)                   $ 52          $ 51          $ 59             $ 70           $ 47,000

 William M.B. Berger(2),(4)             $  0          $  0          $  0              $   0         $ 0

 Louis R. Bindner(2)                    $ 48          $ 48          $ 55             $ 66           $ 44,000

 Katherine A. Cattanach(2)              $ 52          $ 51          $ 59             $ 70           $ 47,000

 Lucy Black Creighton(2),(5)            $ 48          $ 47          $ 54             $ 65           $ 43,400

 Paul R. Knapp(2)                       $ 49          $ 48          $ 57             $ 70           $ 45,200

 Gerard M. Lavin(2),(3),(4)             $  0          $  0          $  0              $ 0           $ 0

 Harry T. Lewis(2)                      $ 50          $ 50          $ 57             $ 64           $ 45,200

 Michael Owen(2)                        $ 55          $ 54          $ 67             $ 78           $ 57,000


 William Sinclaire(2)                   $ 48          $ 48          $ 55             $ 66           $ 44,000

(1) For the period covered by this table, the Berger Funds included the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (five series), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Portfolios Trust (one series), the Berger/BIAM Worldwide Funds Trust (three series) and the Berger Omni Investment Trust (with one series, added to the Berger Funds in February 1997). Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $37,165; Louis R. Bindner $18,582; Katherine A. Cattanach $45,967; Lucy Black Creighton $33,967; Michael Owen $8,364; William Sinclaire $21,516.

(2) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Fund Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

(3) President of Berger 100 Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4)  Interested person of Berger Associates.

(5)  Resigned as a director and trustee effective November 1997.

     Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Institutional Products Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, the Trust is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Trust's obligation to make payments of deferred fees under the plan is a general obligation of the Trust.

     As of the date of this Statement of Additional Information, the officers and trustees of the Trust as a group did not own of record or beneficially any shares of any of the Funds of the Berger Institutional Products Trust.

4.   INVESTMENT ADVISORS AND SUB-ADVISOR

     Berger Associates is the investment advisor to each Fund except the Berger/BIAM IPT - International Fund, to which BBOI Worldwide LLC ("BBOI Worldwide") is the investment advisor and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") is the sub-advisor.

     Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which also acts as the Funds' sub-transfer agent.

     BBOI Worldwide is a Delaware limited liability company formed in 1996. Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on its Board of Managers. Berger Associates' role in the joint venture is to provide administrative services, and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions for BBOI Worldwide. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide.

INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT

     The current Investment Advisory Agreements for the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund will continue in effect until the last day of April, 1999, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or Berger Associates. The current Investment Advisory Agreement for the Berger/BIAM IPT - International Fund will continue in effect until the last day of April, 1999, and thereafter from year to year if continuation is approved as set out above. Each Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

     The Sub-Advisory Agreement between BBOI Worldwide and BIAM with respect to the Berger/BIAM IPT - International Fund will continue in effect until April 1999, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or BBOI Worldwide or BIAM. The Sub-Advisory Agreement is subject to termination by the Fund, BBOI Worldwide or BIAM on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement between the Trust and BBOI Worldwide with respect to the Berger/BIAM IPT - International Fund.

TRADE ALLOCATIONS

     Investment decisions for the Funds and other accounts advised by Berger Associates and BIAM are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investments may be appropriate for a Fund and one or more such accounts. If a Fund and other accounts advised by Berger Associates or BIAM are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Fund and each participating account. While in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, Berger Associates and BIAM will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

     Berger Associates permits its directors, officers, employees and other access persons (as defined below) of Berger Associates ("covered persons") to purchase and sell securities for their own accounts in accordance with provisions governing personal investing in Berger Associates' Code of Ethics. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger Associates' other advisory clients. Directors and officers of Berger Associates (including those who also serve as directors or trustees of the Berger Funds), investment personnel and other designated covered persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirements described above, the Code subjects those covered persons deemed to be access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Berger Associates' Code. Those covered persons also may be required under certain circumstances to forfeit their profits made from personal trading. The Code is administered by Berger Associates and the provisions of the Code are subject to interpretation by and exceptions authorized by its board of directors.

     BBOI Worldwide has adopted a Code of Ethics covering all board members, officers, employees and other access persons of BBOI Worldwide who are not also covered by an approved Code of Ethics of an affiliated person who is an investment advisor. At present, there are no persons who would be covered by BBOI Worldwide's Code of Ethics who are not also covered by the Code of Ethics of Berger Associates or BIAM, which are both investment advisors affiliated with BBOI Worldwide. BBOI Worldwide's Code is substantially similar to the Code of Ethics adopted by Berger Associates (described above).

     BIAM has also adopted a Code of Ethics which restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

5.   EXPENSES OF THE FUNDS

     Under their Investment Advisory Agreements, the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund have each agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .75 of 1% (0.75%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly.

     Under the Investment Advisory Agreement for the Berger IPT - Small Company Growth Fund, Berger Associates is compensated for its investment advisory services to the Fund by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly.

     Under the Investment Advisory Agreement for the Berger/BIAM IPT - International Fund, BBOI Worldwide is compensated for its investment advisory services to the Fund by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly.

     Under the Sub-Advisory Agreement between BBOI Worldwide and BIAM for the Berger/BIAM IPT - International Fund, BBOI Worldwide has delegated day-to-day portfolio management responsibility for the Fund to BIAM. The Fund pays no fees directly to BIAM. BIAM receives from BBOI Worldwide a fee at the annual rate of .4 of 1% (0.40%) of the average daily net assets of the Fund. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Fund to BBOI Worldwide.

      In addition to paying an investment advisory fee to its advisor, each Fund pays all of its expenses not assumed by its advisor, including but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of the advisor or sub-advisor, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Funds.

     Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC") as its record keeping and pricing agent. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Funds. As noted in the previous section, approximately 41% of the outstanding shares of DST are owned by KCSI. The addresses and telephone numbers for DST set forth in the Prospectus and this Statement of Additional Information should be used for correspondence with the transfer agent.

     As record keeping and pricing agent, IFTC calculates the daily net asset value of each of the Funds and performs certain accounting and record keeping functions required by the Funds. Each Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

     IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

     As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Funds' shareholders; calculates the amount of, and delivers to the Funds' shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a base fee of $600 per month and an annual fee of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

     All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

     The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6 Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements.

     In addition, under a separate Administrative Services Agreement with each Fund except the Berger/BIAM IPT - International Fund, Berger Associates performs certain administrative and record keeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with regulatory authorities. Each of those Funds pays Berger Associates a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. Under an Administrative Services Agreement with the Berger/BIAM IPT - International Fund, BBOI Worldwide performs similar administrative and record keeping services and the Fund pays BBOI Worldwide a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets. These administrative services fees are in addition to the investment advisory fees paid by each Fund under its Investment

Advisory Agreement. The administrative services fees may be changed by the trustees without shareholder approval.

     Under a Sub-Administration Agreement between the BBOI Worldwide and Berger Associates, Berger Associates has been delegated all of BBOI Worldwide's duties under the Administrative Services Agreement and BBOI Worldwide's administrative duties under the Investment Advisory Agreement for the Berger/BIAM IPT - International Fund. For its services under the Sub-Administration Agreement, BBOI Worldwide pays Berger Associates a fee of .2 of 1% (0.20%) of the average daily net assets of the Berger/BIAM IPT - International Fund. During certain periods, Berger Associates may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement or the advisory fee paid to BBOI Worldwide under the Investment Advisory Agreement.

     Berger Associates has voluntarily agreed to waive its advisory fee to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT - 100 Fund and the Berger IPT
- Growth and Income Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT - Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets. BBOI Worldwide has voluntarily agreed to waive its advisory fee to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Berger/BIAM IPT -International Fund exceed 1.20% of that Fund's average daily net assets.

     The following tables show the cost to each Fund of the advisory fee and the fees for the administrative services for the period shown and the amounts of expenses waived and reimbursed to each Fund.

                                BERGER IPT - 100 FUND

 FISCAL YEAR ENDED     INVESTMENT     ADMINISTRATIVE     ADVISORY FEE     TOTAL
 DECEMBER 31,         ADVISORY FEE     SERVICE FEE        WAIVER AND
                                                           EXPENSE
                                                        REIMBURSEMENTS
-------------------------------------------------------------------------------
 1997                    $5,119          $  68             $(55,910)       $  0

 1996*                   $1,393          $  19             $(12,453)       $  0

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

                       BERGER IPT - GROWTH AND INCOME FUND

 FISCAL YEAR ENDED     INVESTMENT     ADMINISTRATIVE     ADVISORY FEE     TOTAL
 DECEMBER 31,         ADVISORY FEE     SERVICE FEE        WAIVER AND
                                                           EXPENSE
                                                        REIMBURSEMENTS
-------------------------------------------------------------------------------
 1997                    $4,872          $  58             $(56,020)      $   0

 1996*                   $1,350          $  17             $(12,091)      $   0

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

                     BERGER IPT - SMALL COMPANY GROWTH FUND

 FISCAL YEAR ENDED     INVESTMENT     ADMINISTRATIVE     ADVISORY FEE     TOTAL
 DECEMBER 31,         ADVISORY FEE     SERVICE FEE        WAIVER AND
                                                           EXPENSE
                                                        REIMBURSEMENTS
-------------------------------------------------------------------------------
 1997                   $11,890           $131             $(61,554)      $  0

 1996*                  $ 1,620           $ 17             $(13,415)      $  0

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

                      BERGER/BIAM IPT - INTERNATIONAL FUND

 FISCAL YEAR ENDED     INVESTMENT     ADMINISTRATIVE     ADVISORY FEE     TOTAL
 DECEMBER 31,         ADVISORY FEE     SERVICE FEE        WAIVER AND
                                                           EXPENSE
                                                        REIMBURSEMENTS
-------------------------------------------------------------------------------
 1997*                  $13,368           $148             $(39,083)      $  0

* Covers period May 1, 1997 (date operations commenced) to December 31, 1997.

     From time to time, Berger Associates or BBOI Worldwide may compensate Participating Insurance Companies or their affiliates whose customers hold shares of the Funds for providing a variety of administrative services (such as record keeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders). This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Funds by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from Berger Associates' or BBOI Worldwide's own resources and not from the assets of the Funds.

DISTRIBUTOR

     The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Funds' shares.

6.   BROKERAGE POLICY

     Although each Fund retains full control over its own investment policies, the Funds' advisor (or sub-advisor, in the case of the Berger/BIAM IPT - International Fund) is authorized to place the portfolio transactions of each Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past two fiscal years was as follows:

                                BROKERAGE COMMISSIONS

                                           FISCAL YEAR          FISCAL YEAR
                                              ENDED                ENDED
                                        DECEMBER 31, 1997    DECEMBER 31, 1996
------------------------------------------------------------------------------
BERGER IPT - 100 FUND                         $3,191             $  535 *

BERGER IPT - GROWTH AND INCOME FUND           $2,817             $  688 *

BERGER IPT - SMALL COMPANY GROWTH FUND        $3,118             $  607 *

BERGER/BIAM IPT - INTERNATIONAL FUND          $6,134**              N/A

* Covers period from May 1, 1996 (date operations commenced) to the end of the Funds' first fiscal year on December 31, 1996.

** Covers period from May 1, 1997 (date operations commenced) to the end of the Fund's first fiscal year on December 31, 1997.

     The Investment Advisory Agreement that each Fund has with its advisor (and the Sub-Advisory Agreement with the sub-advisor, in the case of the Berger/BIAM IPT - International Fund) authorizes and directs the advisor (or sub-advisor) to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, each Agreement specifically authorizes the advisor (or sub-advisor) to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor (or sub-advisor) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor (or sub-advisor).

     In accordance with this provision of the Agreements, Berger Associates places and BIAM may place portfolio brokerage business of each Fund it advises with brokers who provide useful research services. Such research services include computerized stock quotation and trading services, fundamental and technical analysis data and software, broker and other third-party equity research, computerized stock market and business news services, economic research and account performance data. During the fiscal year ended December 31, 1997, $27, $46, $39 and $0 of the brokerage commissions paid by the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund, the Berger IPT - Small Company Growth Fund and the Berger/BIAM IPT - International Fund, respectively, were paid to brokers who agreed to provide to the Fund selected research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund. Those services included a service used by the independent trustees of the Funds in reviewing the Investment Advisory Agreements.

     The research services received from brokers are often helpful to Berger Associates and could be helpful to BIAM in performing its investment advisory responsibilities to the Funds, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' or BIAM's advisory personnel to analyze and evaluate the securities in which the Funds invest. The research services obtained as a result of the Funds' brokerage business also will be useful to Berger Associates or may be useful to BIAM in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates or BIAM in rendering investment advice to the Funds. Although such research services may be deemed to be of value to Berger Associates or BIAM, they are not expected to decrease the expenses that Berger Associates or BIAM would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by Berger Associates or BIAM for their services be reduced as a result of the availability of such research services from brokers.

     The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger Associates due to the ownership interest of KCSI in both DSTS and Berger Associates.

     Included in the brokerage commissions paid by the Funds during the fiscal year ended December 31, 1997, as stated in the preceding table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

               DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

                         DSTS              REDUCTION        DSTS              REDUCTION IN
                         COMMISSIONS PAID  IN EXPENSES      COMMISSIONS PAID  EXPENSES FYE
                         FYE 12/31/97(2)   FYE 12/31/97(1)  FYE 12/31/96      12/31/96(1)
                         ----------------  ---------------  ----------------  -------------
Berger IPT - 100 Fund        $ 58              $ 44             $ 8               $ 6


Berger IPT - Growth          $ 13              $ 10             $ 0               $ 0
and Income Fund

Berger IPT - Small           $ 0               $ 0              $ 0               $ 0
Company Growth Fund

Berger/BIAM IPT -            $ 0(3)            $ 0              N/A               N/A
International Fund

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) Constitutes less than 1% of the aggregate brokerage commissions paid by each of the Funds and less than 1% of the aggregate dollar amount of transactions placed by each of the Funds.

(3) Covers the period May 1, 1997 (commencement of operations) to December 31, 1997.

     The trustees of each Fund have authorized sales by a broker-dealer of variable insurance contracts that permit allocation of contract values to one or more of the Funds to be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In placing portfolio business with such broker-dealers, the advisor or sub-advisor will seek the best execution of each transaction.

     In selecting broker and dealers and in negotiating commissions, the Funds' advisor or sub-advisor considers a number of factors, including among others: the advisor's or sub-advisor's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. The trustees of the Funds have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay may also be considered. In placing portfolio business with any such broker or dealer, the advisors and sub-advisors of the Funds will seek the best execution of each transaction.

7.   HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS

     Shares of the Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans. Investors may not purchase or redeem shares of the Funds directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectuses or plan documents.

     Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

8.   SUSPENSION OF REDEMPTION RIGHTS

     The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of a Fund.

     Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described below.

9.   HOW THE NET ASSET VALUE IS DETERMINED

     The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

     In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

     A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS
     DISTRIBUTIONS AND TAX TREATMENT

     Each of the Funds intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify and meet certain minimum distribution requirements, the Funds generally will not be liable for Federal income tax on the amount of their earnings that are timely distributed. If a Fund distributes annually less than 98% of its income and gain, under certain circumstances, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

     Each Fund intends to restrict sales of its shares to Participating Insurance Companies and qualified plans so as to qualify for "look-through" treatment under the investment diversification requirements of Code Section 817(h) which apply to certain insurance company separate accounts. Each Fund also intends to manage its investments in accordance with the diversification requirements of Code Section 817(h) so that any separate account that holds shares in any of the Funds as its sole asset will comply with those requirements. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

     All dividends or capital gains distributions paid by a Fund will be automatically reinvested in shares of that Fund at the net asset value on the ex-dividend date, unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash. The tax treatment of distributions made to any shareholder will depend on the shareholder's tax status.

     The amount, timing and character of a Fund's income may be affected by certain special U.S. tax rules that may apply to foreign or other investments of a Fund. Any income received by a Fund from foreign investments may also be subject to foreign income, withholding or other taxes.

11.   PERFORMANCE INFORMATION

     The Prospectus contains a brief description of how total return is calculated.

     Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or the life of the Fund, if shorter). These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are
                                                       n
calculated pursuant to the following formula: P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles may be provided. A Fund's performance is based upon amounts available for investment under variable insurance contracts of Participating Insurance Companies or available for allocation to a qualified plan account, rather than upon premiums paid or contributions by contract owners or plan participants. Consequently the Fund's total return data does not reflect the impact of sales loads (whether front-load or deferred) or other contract or plan charges deducted from premiums or from the assets of the separate accounts or qualified plans that invest in the Fund. Such sales loads and charges may be substantial and may vary widely among Participating Insurance Companies and qualified plans. Accordingly, the total return data for the Funds is most useful for comparison with comparable data for other investment options under the same variable insurance contract or qualified plan.


      Comparisons of the Funds' total returns to those of other investment vehicles are useful in evaluating the historical portfolio management performance of the Funds' investment advisor. However, such comparisons should not be mistaken for comparisons of the returns from the purchase of a variable insurance contract of a Participating Insurance Company, or investment in a qualified plan, to the purchase of another investment vehicle. The Funds' total return data should be reviewed along with comparable total return data for an associated variable annuity separate account or in conjunction with information identifying the charges and expenses attributable to the variable life insurance contract or plan that are not reflected in the Fund's total return data.


AVERAGE ANNUAL TOTAL RETURNS

     The average annual total return for each of the Funds for various periods ending December 31, 1997, are shown on the following table:

------------------------------------------------------------------------------
 FUND                                          1-YEAR   LIFE OF FUND
------------------------------------------------------------------------------
 Berger IPT - 100 Fund                         13.76%   10.53% (since 5/1/96)

 Berger IPT - Growth and Income Fund           24.99%   21.93% (since 5/1/96)

 Berger IPT - Small Company Growth Fund        21.21%   11.87% (since 5/1/96)

 Berger/BIAM IPT - International Fund            N/A    (2.10)% (since 5/1/97)
------------------------------------------------------------------------------

12.  ADDITIONAL INFORMATION

     The Funds are separate series or portfolios established under the Berger Institutional Products Trust, a Delaware business trust organized under the Delaware Business Trust Act on October 17, 1995. The Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT

- Small Company Growth Fund were established under the Trust on October 17, 1995. The Berger/BIAM IPT - International Fund was established under the Trust in April 1997. Currently the Funds are the only series established under the Trust, although others may be added in the future.

     Under Delaware law, shareholders of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

     In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

     As a result, the risk of a shareholder of any Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders of any of the Funds is remote. The trustees intend to conduct the operations of the Trust and the Funds so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Funds.

     Shares of the Funds have no preemptive rights, and since each Fund has only one class of securities there are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no conversion or subscription rights. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

     The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

      Shareholders of each Fund generally vote separately on matters relating to that Fund, although they will vote together with the holders of all other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote. Shares of each Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares voting for the election of trustees will not be able to elect any trustees. None of the Funds is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

PRINCIPAL SHAREHOLDERS

     As of February 23, 1998, the following shareholders owned of record more than 5% of the outstanding shares of the Funds:

 Name and Address             Berger IPT - Berger IPT -   Berger IPT -   Berger/BIAM
                               100 Fund    Growth and     Small          IPT -
                                           Income Fund    Company        International
                                                          Growth Fund    Fund
--------------------------------------------------------------------------------------
Berger Associates, Inc.(1)       20.3%        21.6%           7.9%             --
210 University Blvd. #900
Denver, CO 80206

Great American Reserve           66.7%        78.4%           7.9%           64.9%(2)
Insurance Company
11815 N. Pennsylvania St.
Carmel, IN  46032

First Great-West Life &            --           --            6.5%             --
Annuity Insurance Company
8515 East Orchard Road
Englewood, CO 80111

Great-West Life &                  --           --           69.3%             --
Annuity Insurance Company
8515 East Orchard Road
Englewood, CO 80111

Ameritas Life Insurance          10.0%          --            6.6%             --
Corp. Separate Account
LLVA and Separate
Account LLVL
5900 O Street
Lincoln, NE 68510

Canada Life Insurance              --           --             --            29.5%
Company of America
330 University Avenue SP12
Toronto, Ontario, Canada
M5G1R8

BMA Variable Annuity               --           --             --             5.6%
BMA Tower
P.O. Box 419458
Kansas City, MO 64141- 6458
--------------------------------------------------------------------------------------

(1) Berger Associates is a Delaware corporation which provided initial capital to establish the Trust and each of the Funds. As a result of its current share ownership, Berger Associates may be deemed to control the Berger/BIAM IPT - International Fund (see (2) below) and the Trust.

 (2) The shares owned of record by Great American Reserve Insurance Company include shares attributable to a variable annuity contract owned by Berger Associates, Inc., which constitute 64.4% of the outstanding shares of the Fund.

DISTRIBUTION

     The Distributor is the principal underwriter of the shares of the Funds. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer.

     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues through April 30, 1999, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by a Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the shares of the Funds and solicits orders to purchase Fund shares at net asset value.


YEAR 2000

     Mutual funds and businesses around the world depend on smooth functioning computer systems. Many of those systems need to be modified to distinguish the difference between the year 1900 and the year 2000. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address the so-called "year 2000 problem." However, there can be no assurance that the problems will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.


OTHER INFORMATION

     Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Trust and the Funds.

     Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for the Trust and each of the Funds for the fiscal year ended December 31, 1997.

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds, of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

     The statements of assets and liabilities, including the schedules of investments, and the related statements of operations for the fiscal year/period ended December 31, 1997 and of changes in net assets and the financial highlights for each of the periods indicated for each of the Funds, and the Report of Independent Accountants thereon dated January 30, 1998, are incorporated by reference into this Statement of Additional Information from the Annual Report to Shareholders dated December 31, 1997, for the Funds. A copy of the 1997 Annual Report is enclosed with this Statement of Additional Information.

                                  APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

      Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

     Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

     Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

     Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

     Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

     Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

     The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

     C1-The rating C1 is reserved for income bonds on which no interest is being paid.

     D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.